As filed with the Securities and Exchange Commission on April 29, 2008

File No. 333-95637

File No. 811-09799

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 11	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Post-Effective Amendment No. 11	☒

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

[Exact Name of Registrant]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

[Name of Depositor]

213 Washington Street

Newark, NJ 07102-2992

Depositor’s Telephone Number: (973) 802-6000

John M. Ewing

Vice President and Corporate Counsel

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, New Jersey 08830

(732) 482-6816

Copies to:

Thomas C. Schiaffo

Vice President and Corporate Counsel

280 Trumbull Street

Hartford, Connecticut 06103-3509

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph(a) of Rule 485

☐	on May 1, 2008 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS

MAY 1, 2008

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

This prospectus describes the Prudential DISCOVERY PREMIERSM Group Variable Annuity Contracts* (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans. In this prospectus, The Prudential Insurance Company of America may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 37 Subaccounts and the Guaranteed Interest Account. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios (collectively, the “Funds”):

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Government Income Portfolio	Money Market Portfolio
Diversified Bond Portfolio	High Yield Bond Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	Jennison Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	Jennison 20/20 Focus Portfolio	Value Portfolio
Global Portfolio

AIM VARIABLE INSURANCE FUNDS	ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
AIM V.I. Core Equity Fund	Growth and Income Portfolio Large Cap Growth Portfolio
AIM V.I. Dynamics Fund	Small Cap Growth Portfolio
AIM V.I. Government Securities Fund
AIM V.I. International Growth Fund	CREDIT SUISSE TRUST
Mid-Cap Core Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth Fund	DELAWARE VIP TRUST
Delaware VIP Emerging Market Series
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio	FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.	Franklin Small-Mid Cap Growth Securities Fund
Dreyfus Socially Responsible Growth Fund	Templeton Foreign Securities Fund

JANUS ASPEN SERIES	MFS VARIABLE INSURANCE TRUST
Growth and Income Portfolio Mid Cap Growth Portfolio	MFS Growth Series MFS Investors Growth Stock Series
Worldwide Growth Portfolio	MFS Investors Trust Series MFS Research Bond Series
MFS Total Return Series
PIMCO VARIABLE INSURANCE TRUST
Short Term Portfolio	T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio

In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2008. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549-0102, and its public reference number is (202) 551-8090.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI, with respect to the Contracts, appear in the “Other Information” section of this prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the Funds. Read those prospectuses carefully and retain them for future reference.

As with all variable annuity contracts, the fact that we have filed a registration statement with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company Of America

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone (877) 778-2100

* DISCOVERY PREMIER is a service mark of The Prudential Insurance Company of America

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT EXPENSES	2
BRIEF DESCRIPTION OF THE CONTRACTS	4
Right to Cancel	5
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	6
Prudential Insurance Company of America	6
Prudential Discovery Premier Group Variable Contract Account	6
The Funds	7
Payments to Prudential	12
Other Fund Information	13
Guaranteed Interest Account	14
THE CONTRACTS	14
The Accumulation Period	14
Allocation of Purchase Payments	15
Asset Allocation Program	15
Transfers	16
Redemption Fees and Abusive Trading Practices	17
Dollar Cost Averaging	19
Auto-Rebalancing	19
Withdrawals	19
Systematic Withdrawal Plan	20
Texas Optional Retirement Plan	21
Death Benefit	21
Discontinuance of Contributions	23
Loan Program	23
Modified Procedures	26
CHARGES, FEES AND DEDUCTIONS	26
Administrative Fee	26
Charge for Assuming Mortality and Expense Risks	26
Expenses Incurred by the Funds	27
Withdrawal Charge	27
Limitations on Withdrawal Charge	27
Taxes Attributable to Premium	28
Loan Fee	28
Aggregate Nature of Charges	29
REQUESTS, CONSENTS and NOTICES	29
FEDERAL TAX STATUS	29
ERISA CONSIDERATIONS	35
EFFECTING AN ANNUITY	35
Life Annuity with Payments Certain	35
Annuity Certain	36
Joint and Survivor Annuity with Payments Certain	36
Purchasing the Annuity	36
Spousal Consent Rules for Certain Retirement Plans	36
OTHER INFORMATION	37
Misstatement of Age or Sex	37
Sale of the Contract and Sales Commissions	37
Voting Rights	38
Substitution of Fund Shares	39
Reports to Participants	39
State Regulation	39
Litigation	39
Service Providers	42
Additional Information	42
Statement of Additional Information	42
Accumulation Unit Values	43

i

GLOSSARY

Account—See the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account.

Annuitant—The person or persons designated by the Participant upon whose life or lives monthly annuity payments are based after an annuity is effected.

Annuity Date—The date that the accumulation period ends and annuity payments begin.

Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The employer, association or trust to which Prudential has issued a Contract.

Contracts—The group variable annuity contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified annuity arrangements.

Contract Value—The dollar amount held under the Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The portfolios of The Prudential Series Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., Credit Suisse Trust, Davis Variable Account Fund, Inc., Delaware VIP Trust, The Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, and T. Rowe Equity Series, Inc., available under the Contracts.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Funds also referred to as “Discovery Account”.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding Fund.

Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations generally as of 4:00 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Premier Group Retirement Annuity. The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering an interest in the contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Maximum Withdrawal Charge

Years of Contract Participation
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and subsequent years	0%

Periodic Charges

The next table describes the fees and expenses you will pay periodically during the time that you participate in the contract, not including underlying mutual fund fees and expenses.

Insurance and Administrative Expenses (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.75%

Total Separate Account Annual Expenses	0.90%

*	We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Loan Fees

New Loan Application Fee	$75.00
Annual Loan Maintenance Fee	$60.00

Charge for Premium Tax

There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of contract value.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2007. Fund expenses are not fixed or guaranteed by Discovery Premier Group Retirement Annuity, and may vary from year to year.

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	.37%	1.48%

*	The expenses of certain underlying mutual funds have been reduced under expense offset arrangements. The minimum and maximum fund expenses, after the effect of those expense offset arrangements, are unchanged and remain 0.37% and 1.48%, respectively.

Expense Example

This example is intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursement or waiver. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below:

Withdrawal at End of Period

If a Participant withdraws his or her entire Participant Account Value from the Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $10,000 invested.

1 yr	3 yrs	5 yrs	10 yrs
$741	$1,042	$1,370	$2,716

No Withdrawal at End of Period

If a Participant does not withdraw any portion of his or her Participant Account Value from the Subaccount, or he or she uses Participant Account Value to effect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $10,000 invested.

1 yr	3 yrs	5 yrs	10 yrs
$241	$742	$1,270	$2,716

Notes for Expense Example

This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Financial Statements

The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A table of accumulation unit values has been included as an Appendix to the prospectus.

BRIEF DESCRIPTION OF THE CONTRACTS

We offer the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 37 variable investment options, each of which is called a Subaccount. Prudential may limit the number of subaccounts an employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the funds listed in “The Funds” section. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.

We assess charges under the Contracts for administering the Contracts and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options. We also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Expenses” and “Administrative Fee” section.

We may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of the Participant. The maximum withdrawal charge is 5% of the contributions withdrawn on behalf of the Participant.

A charge against each of the Funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions” section.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. We may impose a charge upon withdrawal. You can find further details about the withdrawal charge under the “Withdrawal Charge” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and Internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

You should send all written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), to Prudential at the address shown on the cover of this Prospectus. You may effect permitted telephone transactions by calling us at 1-800-458-6333. All permitted Internet transactions may be made through www.prudential.com. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) fax to Prudential, Attention: Client Payments at: (570) 340-4328. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that we would otherwise perform. See the “Modified Procedures” section. Prudential may provide other permitted telephone numbers or Internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this Prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define “good order” generally as an instruction received by us that is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction.

Right to Cancel

This cancellation privilege may not be available for certain plans and/or for Participants residing in certain states. If you change your mind about owning the Contract, you generally may cancel the Contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will receive a refund equal to your Contract Value (plus the amount of any Contract charges) as of the date you surrendered your Contract, less applicable federal and state income tax withholding (or whatever amount is required by applicable law). In certain states, we may be required to return the total premium paid. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.

Prudential generally is responsible for the administrative and record-keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record-keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and record-keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.

Prudential Discovery Premier Group Variable Contract Account

Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 37 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding Funds available under the Contracts. We may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Funds

The following is a list of each fund, its investment objective and its investment adviser:

The Prudential Series Fund (Class 1)

Conservative Balanced Portfolio.    The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Diversified Bond Portfolio.    The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments.

Equity Portfolio.    The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation.

Flexible Managed Portfolio.    The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Global Portfolio.    The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Government Income Portfolio.    The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations.

High Yield Bond Portfolio.    The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high yield/high risk debt securities.

Jennison Portfolio.    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

Jennison 20/20 Focus Portfolio.    The investment objective is long-term growth of capital. The Portfolio will invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. One manager will use a “value” approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a “growth” approach, which means he or she seeks companies that exhibit higher-than average earnings growth.

Money Market Portfolio.    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

Small Capitalization Stock Portfolio.    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio.    The investment objective is investment results that generally correspond to the performance of publicly traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio.    The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. The Portfolio normally invests at least 65% of its total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, Standard & Poor’s 500 Composite Stock Price Index (S&P 500).

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund and its Portfolios.

PI manages the Fund’s portfolios using a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval.

Jennison Associates LLC (“Jennison”), a Prudential affiliate, serves as subadviser to the following Portfolios of the Fund:

Equity Portfolio (portion)

Value Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

ClearBridge Advisors LLC (“ClearBridge”) serves as subadviser for the remainder of the Equity Portfolio. ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason.

The Global Portfolio is sub advised by four different subadvisers, with each subadviser responsible for managing a portion of the Global Portfolio’s assets. Marsico Capital Management, LLC, LSV Asset Management, William Blair & Company LLC (“William Blair”) and T. Rowe Price Associates, Inc. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. Marsico Capital Management, LLC (Marsico) was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts. Since the founding of William Blair in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. T. Rowe Price Associates, Inc. is one of the nation’s leading providers of no-load mutual funds for individual investors and corporate retirement programs.

Prudential Investment Management, Inc. (“PIM”), a Prudential affiliate, serves as subadviser to the following Portfolios of the Fund:

Conservative Balanced Portfolio (portion)

Diversified Bond Portfolio

Flexible Managed Portfolio (portion)

Government Income Portfolio

High Yield Bond Portfolio

Money Market Portfolio

Quantitative Management Associates LLC (“QMA”), a Prudential affiliate, serves as subadviser to the following Portfolios of the Fund:

Small Capitalization Stock Portfolio

Stock Index Portfolio

Conservative Balanced Portfolio (portion)

Flexible Managed Portfolio (portion)

AIM Variable Insurance Funds (Series I Class)

AIM V.I. Core Equity Fund.    The fund’s investment objective is growth of capital. The fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of established companies that have long-term above-average growth in earnings, and growth companies that are believed to have the potential for above-average growth in earnings.

AIM V.I. Dynamics Fund.    The fund’s investment objective is long-term capital growth. The fund seeks to meet its objective by investing, normally, at least 65% of its assets in equity securities of mid-capitalization companies.

AIM V.I. Government Securities Fund.    The fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities.

AIM V.I. International Growth Fund.    The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities.

Invesco Aim Advisors, Inc. (“Invesco Aim Advisors”) serves as the investment advisor to the above-mentioned fund. AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited serves as the sub-advisor’s to the above mentioned fund. Invesco Aim Advisors principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AllianceBernstein Variable Products Series Fund, Inc. (Class A)

AllianceBernstein Growth and Income Portfolio.    Seeks long-term growth of capital.

AllianceBernstein Large Cap Growth Portfolio.    Seeks long-term growth. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high quality U.S. companies.

AllianceBernstein Small Cap Growth Portfolio.    Seeks long-term growth of capital. While it currently emphasizes the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry with potential for capital appreciation.

AllianceBernstein L.P. (“Alliance”) is the investment adviser to each of the above-mentioned funds. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

American Century Variable Portfolios, Inc. (Class I)

VP Income & Growth Fund.    The fund seeks capital growth, by investing in common stocks. Income is a secondary objective.

The investment adviser for this fund is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is 4500 Main Street, Kansas City, Missouri 64111.

Credit Suisse Trust

Mid-Cap Core Portfolio.    Seeks maximum capital appreciation by investing in equity securities of “mid-cap” companies; these securities will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach.

The investment adviser for this portfolio is Credit Suisse Asset Management, LLC (Credit Suisse). Credit Suisse’s principal business address is Eleven Madison Avenue, New York, New York 10010.

Davis Variable Account Fund, Inc.

Davis Value Portfolio.    Davis Value Portfolio’s investment objective is long-term growth of capital. Typical investments include equity securities issued by large companies with market capitalizations of at least $10 billion. The investment adviser for this fund is Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Delaware VIP Trust (Standard Class)

Delaware VIP Emerging Market Series.    Delaware VIP Emerging Markets Series’ investment objective is long-term capital appreciation. The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal circumstances, at least 80% of the Series’ net assets will be investments of emerging market issuers (the 80% policy). The Series’ portfolio manager may invest up to 35% of the Series’ net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political subdivisions. The Series’ portfolio manager may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high-risk, fixed-income securities (commonly known as “junk bonds”). The portfolio manager may invest more than 25% of the Series’ total assets in the securities of issuers located in the same country. The Series may have portfolio turnover in excess of 100%.

The Series is managed by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Series, manages the Series’ business affairs and provides daily administrative services. Delaware Management Company’s principal business address is 2005 Market Street Philadelphia, Pennsylvania 19103.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Class)

Dreyfus Socially Responsible Growth Fund, Inc.    The fund seeks to provide capital growth, with current income as a secondary goal.

The investment adviser to this fund is The Dreyfus Corporation (“Dreyfus”). Dreyfus’ principal business address is 200 Park Avenue, New York, New York 10166. The subadviser is Mellon Capital Management LLC.

Franklin Templeton Variable Insurance Products Trust (Class 1)

Franklin Small-Mid Cap Growth Securities Fund.    Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small-cap) and mid capitalization (mid-cap) companies and normally invests predominantly in equity securities. The investment adviser for the Franklin Small-Mid Cap Growth Fund is Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.

Templeton Foreign Securities Fund.    Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities. The investment adviser for the Templeton Foreign Securities Fund is Templeton Investment Counsel, LLC, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394. Under an agreement with the investment manager, Franklin Templeton Investment Management Limited, The Adelphi Building, 1-11 John Adam Street, London, England WC2N 6HT, acts as sub-adviser for the Fund.

Janus Aspen Series (Institutional Class)

Growth and Income Portfolio.    Seeks long-term capital growth and current income. The Portfolio normally invests up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

Mid Cap Growth Portfolio.    Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Worldwide Growth Portfolio.    Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser to each of the above funds. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

MFS Variable Insurance Trust (Initial Class)

MFS Growth Series (formerly MFS Emerging Growth Series).    The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval. The fund’s investment adviser, MFS (Massachusetts Financial Services Company), normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). MFS may invest the fund’s assets in companies of any size and may invest in foreign securities.

MFS Investors Growth Stock Series.    The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval. MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

MFS Investors Trust Series.    The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval. The fund’s investment adviser, MFS, normally invests the fund’s assets primarily in equity securities. In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their pervie While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

MFS Research Bond Series.    The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund’s objective may be changed without shareholder approval. MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in debt instruments. MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments. MFS may invest the fund’s assets in foreign securities. MFS may invest the fund’s assets in mortgage dollar rolls.

MFS Total Return Series.    The fund’s investment objective is to seek total return. The fund’s objective may be changed without shareholder approval. MFS (Massachusetts Financial Services Company, the fund’s investment adviser) invests the fund’s assets in equity securities and debt instruments. MFS seeks to invest between 40% and 75% of the fund’s net assets in equity securities and at least 25% of the fund’s total assets in fixed-income senior securities. MFS focuses on investing the fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

PIMCO Variable Insurance Trust (Administrative Class)

Short Term Portfolio.    The investment objective is maximum current income, consistent with the preservation of capital and daily liquidity. The portfolio invests, under normal circumstances, at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Portfolio. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio’s business affairs and other administrative matters. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio.    Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies.

The investment adviser for the Equity Income Portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Payments to Prudential

Prudential has entered into agreements with certain Funds and/or the investment adviser or distributor of such Funds. Prudential may provide administrative and support services to such Funds pursuant to the terms of these agreements and under which it receives a fee of up to 0.35% annually (as of May 1, 2008) of the average assets allocated to the Fund under the Contracts. These agreements, including the fees paid and services provided, can vary for each underlying fund whose portfolios are offered as Subaccounts. These payments may be used for a variety of purposes, including payment of expenses that we or our affiliates incur in administering the Contracts. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contractholders, through their indirect investment in the Funds, indirectly bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). Furthermore, we receive additional compensation on assets invested in Prudential’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Therefore, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

Other Fund Information

The investment advisers to the various Funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each Fund.

We recognize that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Fund, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Under certain Contracts, not all Funds described in this prospectus are available to Participants. Under those Contracts, of the Funds described in this prospectus, your Employer may choose up to 28 Funds that will be available to you. (The limit on the number of Funds does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code.) Once your Employer has made that choice, it cannot substitute other Funds for any Funds that it has already selected. However, if your employer chooses fewer than 28 Funds initially, we will permit it to select additional Funds, so long as the total number of Funds available to Participants does not exceed 28. Prudential reserves the right to change the number of Funds that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

The Contracts

We generally issue the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. We may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying us as described under the “Requests, Consents and Notices” section. Under certain Contracts, an entity other than us keeps certain records. Participants under those Contracts must contact the record-keeper. See the “Modified Procedures” section.

We credit the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that we credit to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by us in good order at the address shown on the cover page of this Prospectus or such other address as we may direct.

We will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after we receive it, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then we will allocate such contribution to the Prudential Series Fund Money Market Subaccount upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If we do not receive the necessary enrollment information in response to this initial notice, we will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, we will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that we pay to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that we return may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount.

We determine the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

We set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. We determine the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day.

We determine the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. We determine the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing us with proper instruction as described under the “Requests, Consents and Notices” section.

Asset Allocation Program

We may make available an asset allocation program to assist you in determining how to allocate purchase payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. We may also make available a similar or more comprehensive model based on an Internet web site. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

If you choose to implement a model asset allocation through our program, then withdrawals executed to implement and rebalance the model allocation will not be subject to the withdrawal charge. For additional information, please see “Limitations on Withdrawal Charge” in the “Charges, Fees and Deductions” section.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, we may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant may make transfers by proper notice to us as described under the “Requests, Consents and Notices” section.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline telephone privileges on a form supplied by the Contractholder or us. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when we receive a duly completed written transfer request form or properly authorized telephone transfer request, we will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. We may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, we will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units we credit to the Participant in that Subaccount will be increased by means of a similar calculation. We reserve the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

We may stipulate different procedures for Contracts under which another entity provides record keeping services. Although there is presently no charge for transfers, we reserve the right to impose such charges in the future.

Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request that we make transfer payments from any of the

Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, we will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by us to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after we receive the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax-deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his or her Participant Account Value to an Alternate Funding Agency may:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

•

transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7), or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax-exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax-exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on us in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which we receive a proper transfer request, in good order.

From time to time, we may make an offer to holders of other variable annuities that we or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. We will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, we could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

Redemption Fees and Abusive Trading Practices

The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Participants and other mutual fund investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•

Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

•

Restriction. A second incidence of activity meeting the market timing criteria within a six- month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

     A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We may make available an administrative feature called Dollar Cost Averaging (“DCA”). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the Subaccounts and into one or more other Subaccounts. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time.

Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

Auto-Rebalancing

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See the “Withdrawal Charge,” section. This differs from the treatment of withdrawals for federal income taxes as described below, where, generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

You may specify from which investment options you would like the withdrawal processed. You may specify the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in good order. We will pay the amount of any withdrawal requested, less any applicable tax withholding and/or withdrawal charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, we may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he or she invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status,” section.

You may arrange systematic withdrawals only pursuant to an election in a form we have approved. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

We will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceeding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his or her Participant Account or has instructed Prudential in writing to terminate the systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

We will take systematic withdrawals first out of the Participant’s investment, if any, in the Guaranteed Interest Account until that money is exhausted. Thereafter, we will take systematic withdrawals pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to us or our designee. We will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct us to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after we have received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, we do not impose a withdrawal charge upon systematic withdrawals. However, we may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. We would impose any such charge only in accordance with the withdrawal charge schedule set out in the Summary of Contract Expenses. We currently permit a Participant who is receiving systematic withdrawals and is over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of the Participant’s balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When we receive due proof of a Participant’s death and a claim and payment election submitted in a form approved by us, we will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account.

We require proof of death to be submitted promptly. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than us.

We will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal,

•	systematic withdrawals,

•	an annuity, or

•	a combination of the three.

Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described below under “Federal Tax Status.” If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•

to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, we will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, we would pay the remaining 50% to the Participant’s designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity,” section. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, we will make a one sum cash payment to the beneficiary. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until we pay a death benefit that results in reducing to zero the balance in the Participant Account, we will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

•	the beneficiary may make no contributions; and

•	the beneficiary may not take a loan.

Discontinuance of Contributions

By notifying us, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, we may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), we may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) and 403(b) programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, (which involve the variable investment options), work as follows:

The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a Plan Sponsor has ended.

Administration of Loan Program.    A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Value used for security on the loan.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually.

Availability of Participant Loans.    If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

Reasonable Rate of Interest.    A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. The new basis will apply only to loans made after the effective date.

Adequate Security.    All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment.    A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence.    A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave.    A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations.    A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)	One-half (½) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment.    A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default.    If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date, but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by us. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record-keeper rather than us. The record-keeper is the Contractholder’s agent, not our agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which we receive appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

Charges, Fees and Deductions

Administrative Fee

We impose an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. We deduct this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. We may reduce this administrative fee under Contracts as to which, due to economies of scale or other factors, our administrative costs are reduced.

Charge for Assuming Mortality and Expense Risks

We make a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. We assess the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the accompanying prospectuses for the Funds and the related statements of additional information.

Withdrawal Charge

We may assess a withdrawal charge upon full or partial withdrawals. The charge compensates us for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. We do not impose a withdrawal charge to earnings withdrawn.

The amount of the withdrawal charge that we impose upon any withdrawal depends upon the number of years of a Participant’s participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date we receive the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to us. Such participation ends on the date when the Participant’s Account under the Contract is canceled. In the event of such cancellation, we may, in our discretion, treat the Participant as if he/she were still participating in the Contract for a limited period of time (currently, about one year). In that way, if the Participant some time later becomes a Contract Participant again, he/she will be given credit, for purposes of calculating any withdrawal charge, for that limited time period that we allowed.

The table below describes the maximum amount of the withdrawal charge that we deduct.

Years of Contract Participation	The Withdrawal Charge Will Be Equal To The Following Percentage Of The Contributions Withdrawn
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and Subsequent Years	No Charge

In general, we will reduce the proceeds received by a Participant upon any withdrawal by the amount of any withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).

Limitations on Withdrawal Charge

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

•	to purchase a fixed annuity under the Contract

•	to provide a death benefit

•	pursuant to certain systematic withdrawal plans

•	to implement and rebalance a model asset allocation through an asset allocation program provided by Prudential

•	to provide a required minimum distribution payment

•	in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer’s retirement arrangement

•	on contributions received from a roll-over to a contract

Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant’s other Subaccounts and the Guaranteed Interest Account.

We may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect our anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

•	the utilization of mass enrollment procedures; or

•	the performance of sales functions, which we would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

•	an accumulated surplus of charges over expenses under a particular Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Loan Fee

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account.

This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. For additional information about loans, turn to the “Loan Program” section of this prospectus.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or Internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for The Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of Funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.

Tax-Qualified Retirement Arrangements Using the Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), Individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax-deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” further in this section, which may be applicable in certain circumstances.

Contributions

In general, assuming that Participants and employers adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to Section 403(c) annuities are not deductible.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years.

Required Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires. The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	For IRAs, (2) above does not apply.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the Required Beginning Date, but before his entire interest in his Participant Account has been distributed, and did not designate a beneficiary, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary, if they would provide a smaller payment requirement.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

An excise tax applies to Participants or beneficiaries who fail to take the required minimum distribution in any calendar year.

Section 403(c) Annuity Arrangements Using the Contracts

Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the Required Minimum Distribution Rules described above nor to the rules described below as Penalty Taxes on Withdrawals and Annuity Payments and Required Distributions Upon Death of Participant.

Taxes Payable by Participant

We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this tax penalty if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the tax penalty that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.

Required Distributions Upon Death of Participant

For nonqualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For Qualified Plans, see “Required Minimum Distribution Rules” previously discussed in this section.

If the Participant dies on or after the annuity date, and did not designate a beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom the ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Generation-Skipping Transfers

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be a generation-skipping transfer tax consequence.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009 but there is great uncertainty about their application to contract exchanges that take place during the period following September 24, 2007 and before January 1, 2009 (the “gap period”). Because of this uncertainty, it is possible that an exchange that takes place during the gap period may cause you to incur taxation on the value of the contract. But it is also possible that such an exchange will not have adverse tax consequences. Through industry groups, we are pursuing more IRS guidance on this critical issue. In the meantime, before you request an exchange during the gap period you should consult with your tax advisor.

ERISA Considerations

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.

Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

Effecting an Annuity

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant’s death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity. We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plan and, Money Purchase Pension Plans.    If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and Erisa 403(b) Annuities).    Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-Erisa 403(b) Annuities, and 457 Plans.    Spousal Consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Other Information

Misstatement of Age or Sex

If an annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is Gateway Center Three, Newark, NJ 07102-4077. The Contract is sold by registered representatives of PIMS and other broker-dealers who are also authorized by state insurance departments to do so. During 2007, 2006 and 2005, $236,785, $286,705 and $377,359, respectively were paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions. We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 2.70% of your purchase payments; or

•

a combination of a commission on purchase payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker-dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. A list of firms that PIMS paid pursuant to such arrangements and the range of fees that PIMS paid is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. We are the legal owner of those shares. As such, we have the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, we vote the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by us, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to vote shares of the Funds in our own right, we may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

We may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a Fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports to Participants

We will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.

State Regulation

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Litigation

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Prudential is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office (“NYAG”), the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries, and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing the state law claims without prejudice, and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential’s business.

In April 2005, Prudential voluntarily commenced a review of its accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to Prudential’s wind down and divested businesses and discontinued operations. Subsequent to commencing its voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the Securities and Exchange Commission for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that Prudential may receive additional requests from regulators relating to reinsurance arrangements. Prudential intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. The motion is pending.

From November 2002 to March 2005, eleven separate complaints were filed against PFI and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, PFI and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims but denied the motion with respect to the other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating they were seeking damages in the amount of $6.5 billion.

In August 1999, a Prudential employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between Prudential and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential’s subsidiary, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance and Annuity Company v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payment from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

Service Providers

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to the separate account funding the Contacts consisted of the following: MIS, an ADP company (proxy tabulation services) located at 60 Research Road, Hingham, MA 02043; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Ave Scranton, PA 18503; Morningstar Associates LLC (asset allocation services) located at 225 West Wacker Drive Chicago, IL 60606; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105; Broadridge (fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 1981 Marcus Avenue Lake Success, NY 11042; Accurint (customer identification reviews) located at 6601 Park of Commerce Blvd Boca Raton, FL 33487.

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

Participants in certain plans may obtain further information, including the Statement of Additional Information, from us without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

Statement of Additional Information

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	Prudential Series Fund Money Market								Prudential Series Fund Diversified Bond
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.35	$12.81	$12.51	$12.45	$12.40	$12.28	$11.86	$10.00	$16.08	$15.39	$14.98	$14.26	$13.33	$12.51	$11.76	$10.00
2. End of year (rounded)	$13.96	$13.35	$12.81	$12.51	$12.45	$12.40	$12.28	$11.86	$16.91	$16.08	$15.39	$14.98	$14.26	$13.33	$12.51	$11.76
3. Accumulation Units Outstanding at end of year	0	0	7,405	10,992	10,006	1,665	27	0	63,387	56,322	53,979	40,660	36,212	31,545	29,304	21,508

	Prudential Series Fund Government Income								Prudential Series Fund Conservative Balanced
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.25	$15.74	$15.43	$15.04	$14.75	$13.23	$12.30	$10.00	$15.11	$13.75	$13.36	$12.43	$10.51	$11.61	$11.91	$10.00
2. End of year (rounded)	$17.09	$16.25	$15.74	$15.43	$15.04	$14.75	$13.23	$12.30	$15.95	$15.11	$13.75	$13.36	$12.43	$10.51	$11.61	$11.91
3. Accumulation Units Outstanding at end of year	38,551	38,050	40,411	37,626	34,774	31,244	17,056	13,820	41,632	40,908	44,783	45,661	37,409	33,263	25,550	20,070

	Prudential Series Fund Small Capitalization Stock								Prudential Series Fund Flexible Managed
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$20.07	$17.59	$16.48	$13.58	$ 9.87	$11.66	$11.11	$10.00	$14.97	$13.41	$12.94	$11.74	$ 9.53	$10.98	$11.70	$10.00
2. End of year (rounded)	$19.87	$20.07	$17.59	$16.48	$13.58	$ 9.87	$11.66	$11.11	$15.84	$14.97	$13.41	$12.94	$11.74	$ 9.53	$10.98	$11.70
3. Accumulation Units Outstanding at end of year	0	0	114,320	99,461	87,327	72,601	8,830	0	85,781	83,930	84,965	83,549	74,797	65,727	61,397	55,186

	Prudential Series Fund High Yield Bond								Prudential Series Fund Stock Index
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.04	$13.71	$13.33	$12.14	$ 9.76	$9.66	$9.76	$10.00	$16.46	$14.32	$13.76	$12.52	$ 9.82	$12.68	$14.49	$10.00
2. End of year (rounded)	$15.36	$15.04	$13.71	$13.33	$12.14	$9.76	$9.66	$ 9.76	$17.21	$16.46	$14.32	$13.76	$12.52	$ 9.82	$12.68	$14.49
3. Accumulation Units Outstanding at end of year	0	0	1,234	4,103	4,216	4,147	0	0	289,404	274,389	260,848	258,813	236,032	200,721	171,491	139,631

	Prudential Series Fund Value								Prudential Series Fund Equity
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.40	$15.42	$13.28	$11.48	$ 9.01	$11.60	$11.90	$10.00	$15.64	$13.96	$12.59	$11.51	$ 8.78	$11.37	$12.86	$10.00
2. End of year (rounded)	$18.89	$18.40	$15.42	$13.28	$11.48	$ 9.01	$11.60	$11.90	$17.01	$15.64	$13.96	$12.59	$11.51	$ 8.78	$11.37	$12.86
3. Accumulation Units Outstanding at end of year	0	0	45,616	49,580	46,460	46,210	33,895	0	215,408	209,833	204,088	202,433	183,979	164,340	153,304	137,058

	Prudential Series Fund Jennison								Prudential Series Fund Global
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.54	$14.35	$12.59	$11.54	$ 8.91	$12.96	$15.94	$10.00	$16.68	$14.01	$12.13	$11.13	$ 8.34	$11.20	$13.66	$10.00
2. End of year (rounded)	$16.20	$14.54	$14.35	$12.59	$11.54	$ 8.91	$12.96	$15.94	$18.34	$16.68	$14.01	$12.13	$11.13	$ 8.34	$11.20	$13.66
3. Accumulation Units Outstanding at end of year	43,356	40,091	232,271	212,127	191,546	171,328	131,755	8,994	38,032	40,445	39,976	40,416	34,971	29,975	26,133	24,256

	Prudential Series Fund Jennison 20/20 Focus								AIM V.I. Government Securities
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.91	$14.01	$11.58	$10.04	$ 7.80	$10.09	$10.24	$10.00	$13.87	$13.46	$13.31	$13.04	$12.96	$11.42	$10.78	$10.00
2. End of year (rounded)	$17.51	$15.91	$14.01	$11.58	$10.04	$ 7.80	$10.09	$10.24	$14.67	$13.87	$13.46	$13.31	$13.04	$12.96	$11.42	$10.78
3. Accumulation Units Outstanding at end of year	0	0	417	0	0	0	0	0	0	0	2	2	2	1,393	0	0

	AIM V.I. Premier Equity (Closed in 2006)								AIM V.I. International Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$0.00	$12.07	$11.48	$10.91	$ 8.77	$12.64	$14.52	$10.00	$12.99	$10.18	$ 8.68	$7.03	$5.48	$6.52	$8.58	$10.00
2. End of year (rounded)	$0.00	$ 0.00	$12.07	$11.48	$10.91	$ 8.77	$12.64	$14.52	$14.83	$12.99	$10.18	$8.68	$7.03	$5.48	$6.52	$ 8.58
3. Accumulation Units Outstanding at end of year	0	0	77,798	75,739	79,504	71,257	65,942	0	0	0	10,389	0	0	0	0	0

	AIM V.I. Core Equity								AllianceBernstein Large Cap Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.15	—	—	—	—	—	—	—	$7.25	$7.32	$6.39	$5.91	$4.81	$6.96	$8.45	$10.00
2. End of year (rounded)	$16.30	$15.15	—	—	—	—	—	—	$8.22	$7.25	$7.32	$6.39	$5.91	$4.81	$6.96	$ 8.45
3. Accumulation Units Outstanding at end of year	0	0	—	—	—	—	—	—	0	0	375,201	382,357	367,535	338,637	269,447	0

	AllianceBernstein Small Cap Growth								AllianceBernstein Growth and Income
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.81	$10.72	$10.24	$ 8.98	$6.06	$8.93	$10.28	$10.00	$14.39	$12.33	$11.81	$10.65	$ 8.08	$10.42	$10.43	$10.00
2. End of year (rounded)	$ 0.00	$11.81	$10.72	$10.24	$8.98	$6.06	$ 8.93	$10.28	$15.05	$14.39	$12.33	$11.81	$10.65	$ 8.08	$10.42	$10.43
3. Accumulation Units Outstanding at end of year	0	0	165	165	165	0	0	0	0	0	134,369	131,561	116,322	109,599	73,326	0

	Credit Suisse Mid-Cap Core								Davis Value
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.39	$10.25	$ 9.63	$8.55	$5.99	$8.52	$10.24	$10.00	$13.59	$11.88	$10.91	$ 9.76	$7.56	$9.07	$10.17	$10.00
2. End of year (rounded)	$11.54	$10.39	$10.25	$9.63	$8.55	$5.99	$ 8.52	$10.24	$14.15	$13.59	$11.88	$10.91	$9.76	$7.56	$ 9.07	$10.17
3. Accumulation Units Outstanding at end of year	18,761	17,024	28,523	28,994	8,768	3,509	2,363	1,358	0	0	27,505	21,037	14,519	17,909	5,475	0

	Dreyfus Socially Responsible Growth								Franklin Templeton Franklin Small-Mid Cap Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$7.38	$6.80	$6.60	$6.24	$4.97	$7.04	$9.11	$10.00	$ 9.40	$8.67	$8.29	$7.46	$5.45	$7.66	$9.06	$10.00
2. End of year (rounded)	$7.92	$7.38	$6.80	$6.60	$6.24	$4.97	$7.04	$ 9.11	$10.43	$9.40	$8.67	$8.29	$7.46	$5.45	$7.66	$ 9.06
3. Accumulation Units Outstanding at end of year	0	0	0	0	0	0	0	0	66,172	58,442	381,829	374,187	335,718	291,543	188,643	6,727

	Franklin Templeton Templeton Foreign Securities								AIM V.I. Dynamics
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.42	$11.91	$10.84	$ 9.16	$6.95	$8.56	$10.20	$10.00	$8.92	$7.72	$7.01	$6.21	$4.53	$6.69	$9.76	$10.00
2. End of year (rounded)	$16.62	$14.42	$11.91	$10.84	$9.16	$6.95	$ 8.56	$10.20	$9.96	$8.92	$7.72	$7.01	$6.21	$4.53	$6.69	$ 9.76
3. Accumulation Units Outstanding at end of year	26,423	22,095	22,905	18,056	14,945	7,592	176	97	0	0	46,401	50,538	44,743	39,232	29,671	0

	Janus Aspen Mid Cap Growth								Janus Aspen Worldwide Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$6.98	$6.17	$5.52	$4.60	$3.42	$4.77	$7.91	$10.00	$7.94	$6.74	$6.41	$6.14	$4.98	$6.72	$8.70	$10.00
2. End of year (rounded)	$8.47	$6.98	$6.17	$5.52	$4.60	$3.42	$4.77	$ 7.91	$8.66	$7.94	$6.74	$6.41	$6.14	$4.98	$6.72	$ 8.70
3. Accumulation Units Outstanding at end of year	68,241	58,554	146,568	139,644	138,588	126,289	263,979	16,205	45,641	45,455	114,729	110,206	102,919	91,291	73,719	18,436

	Janus Aspen Growth and Income								MFS Research Bond
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.27	$ 9.55	$8.54	$7.67	$6.23	$7.98	$9.26	$10.00	$15.34	$14.82	$14.67	$13.90	$12.78	$11.79	$10.90	$10.00
2. End of year (rounded)	$11.11	$10.27	$9.55	$8.54	$7.67	$6.23	$7.98	$ 9.26	$15.91	$15.34	$14.82	$14.67	$13.90	$12.78	$11.79	$10.90
3. Accumulation Units Outstanding at end of year	60,731	66,401	61,348	36,613	31,631	23,298	18,416	12,037	0	0	0	0	0	0	0	0

	MFS Investors Trust								MFS Emerging Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.70	$ 9.52	$8.91	$8.05	$6.62	$8.42	$10.07	$10.00	$14.07	$13.11	$12.06	$10.73	$ 8.28	$12.57	$18.99	$10.00
2. End of year (rounded)	$11.75	$10.70	$9.52	$8.91	$8.05	$6.62	$ 8.42	$10.07	$16.96	$14.07	$13.11	$12.06	$10.73	$ 8.28	$12.57	$18.99
3. Accumulation Units Outstanding at end of year	0	0	212	109	106	0	0	0	0	0	7,409	10,303	8,345	6,307	522	0

	MFS Total Return								MFS Investors Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.76	$12.36	$12.08	$10.90	$ 9.42	$9.98	$10.01	$10.00	$7.64	$7.14	$6.87	$6.32	$5.16	$7.16	$9.49	$10.00
2. End of year (rounded)	$14.27	$13.76	$12.36	$12.08	$10.90	$9.42	$ 9.98	$10.01	$8.47	$7.64	$7.14	$6.87	$6.32	$5.16	$7.16	$ 9.49
3. Accumulation Units Outstanding at end of year	0	0	8,769	5,917	6,744	9,551	6,760	0	27,548	20,996	22,468	16,400	15,637	12,096	5,333	1,441

	PIMCO PVIT Short Term								DELAWARE VIP Emerging Market Series
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.60	$10.21	—	—	—	—	—	—	$15.11	$11.94	—	—	—	—	—	—
2. End of year (rounded)	$11.02	$10.60	$10.21	—	—	—	—	—	$20.87	$15.11	$11.94	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	3,697	2,432	2,156	—	—	—	—	—	85,436	55,901	50,470	—	—	—	—	—

	T. ROWE PRICE Equity Income								American Century VP Income & Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$20.58	$17.38	—	—	—	—	—	—	$11.96	$10.27	$ 9.86	$8.77	$6.81	$8.49	$9.31	$10.00
2. End of year (rounded)	$21.14	$20.58	$17.38	—	—	—	—	—	$11.89	$11.96	$10.27	$9.86	$8.77	$6.81	$8.49	$ 9.31
3. Accumulation Units Outstanding at end of year	30,520	0	9,417	—	—	—	—	—	0	0	14,643	13,878	13,509	12,876	11,639	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	Prudential Series Fund Money Market								Prudential Series Fund Diversified Bond
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.22	$12.70	$12.42	$12.38	$12.36	$12.25	$11.84	$10.00	$15.92	$15.26	$14.87	$14.18	$13.28	$12.48	$11.74	$10.00
2. End of year (rounded)	$13.80	$13.22	$12.70	$12.42	$12.38	$12.36	$12.25	$11.84	$16.72	$15.92	$15.26	$14.87	$14.18	$13.28	$12.48	$11.74
3. Accumulation Units Outstanding at end of year	4,858	3,232	633	353	450	294	1,026	0	28,002	22,257	21,486	18,486	18,135	15,054	8,440	0

	Prudential Series Fund Government Income								Prudential Series Fund Conservative Balanced
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.08	$15.61	$15.32	$14.96	$14.69	$13.20	$12.29	$10.00	$14.96	$13.63	$13.27	$12.36	$10.47	$11.58	$11.90	$10.00
2. End of year (rounded)	$16.89	$16.08	$15.61	$15.32	$14.96	$14.69	$13.20	$12.29	$15.77	$14.96	$13.63	$13.27	$12.36	$10.47	$11.58	$11.90
3. Accumulation Units Outstanding at end of year	20,416	18,220	18,020	16,690	18,178	17,732	7,868	0	15,380	16,448	17,426	14,920	14,867	10,883	6,930	0

	Prudential Series Fund Small Capitalization Stock								Prudential Series Fund Flexible Managed
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$19.88	$17.45	$16.37	$13.50	$ 9.83	$11.63	$11.10	$10.00	$14.82	$13.30	$12.85	$11.68	$ 9.50	$10.95	$11.69	$10.00
2. End of year (rounded)	$19.64	$19.88	$17.45	$16.37	$13.50	$ 9.83	$11.63	$11.10	$15.66	$14.82	$13.30	$12.85	$11.68	$ 9.50	$10.95	$11.69
3. Accumulation Units Outstanding at end of year	53,497	49,519	45,337	43,273	35,506	25,102	4,442	0	12,723	6,252	6,118	6,108	4,825	4,557	1,613	0

	Prudential Series Fund High Yield Bond								Prudential Series Fund Stock Index
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.90	$13.60	$13.23	$12.08	$ 9.72	$9.64	$9.75	$10.00	$16.30	$14.20	$13.67	$12.46	$ 9.78	$12.65	$14.48	$10.00
2. End of year (rounded)	$15.19	$14.90	$13.60	$13.23	$12.08	$9.72	$9.64	$ 9.75	$17.02	$16.30	$14.20	$13.67	$12.46	$ 9.78	$12.65	$14.48
3. Accumulation Units Outstanding at end of year	22,934	16,027	14,413	14,642	14,447	4,613	79	0	56,087	58,546	54,942	44,535	34,080	23,561	6,383	0

	Prudential Series Fund Value								Prudential Series Fund Equity
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.22	$15.29	$13.19	$11.41	$ 8.97	$11.57	$11.89	$10.00	$15.48	$13.84	$12.50	$11.44	$ 8.75	$11.34	$12.85	$10.00
2. End of year (rounded)	$18.68	$18.22	$15.29	$13.19	$11.41	$ 8.97	$11.57	$11.89	$16.82	$15.48	$13.84	$12.50	$11.44	$ 8.75	$11.34	$12.85
3. Accumulation Units Outstanding at end of year	65,845	47,005	41,050	41,699	41,002	35,140	23,911	0	1,754	1,072	1,140	1,184	1,051	599	223	0

	Prudential Series Fund Jennison								Prudential Series Fund Global
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.39	$14.23	$12.51	$11.48	$ 8.87	$12.93	$15.92	$10.00	$16.51	$13.89	$12.05	$11.07	$ 8.31	$11.17	$13.65	$10.00
2. End of year (rounded)	$16.02	$14.39	$14.23	$12.51	$11.48	$ 8.87	$12.93	$15.92	$18.13	$16.51	$13.89	$12.05	$11.07	$ 8.31	$11.17	$13.65
3. Accumulation Units Outstanding at end of year	42,986	48,219	46,373	42,390	38,514	28,570	13,119	0	2,036	586	281	271	177	22	0	0

	Prudential Series Fund Jennison 20/20 Focus								AIM V.I. Government Securities
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.76	$13.90	$11.50	$ 9.99	$7.77	$10.06	$10.23	$10.00	$13.73	$13.35	$13.21	$12.97	$12.91	$11.39	$10.77	$10.00
2. End of year (rounded)	$17.31	$15.76	$13.90	$11.50	$9.99	$ 7.77	$10.06	$10.23	$14.51	$13.73	$13.35	$13.21	$12.97	$12.91	$11.39	$10.77
3. Accumulation Units Outstanding at end of year	26,989	8,681	2,255	2,065	1,730	1,436	69	0	3,692	4,180	2,696	2,351	2,280	1,114	13	0

	AIM V.I. Premier Equity (Closed in 2006)								AIM V.I. International Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$0.00	$11.97	$11.40	$10.85	$ 8.73	$12.60	$14.51	$10.00	$12.86	$10.10	$ 8.62	$6.99	$5.45	$6.51	$8.57	$10.00
2. End of year (rounded)	$0.00	$ 0.00	$11.97	$11.40	$10.85	$ 8.73	$12.60	$14.51	$14.66	$12.86	$10.10	$8.62	$6.99	$5.45	$6.51	$ 8.57
3. Accumulation Units Outstanding at end of year	0	0	10,319	9,060	8,321	6,756	5,125	0	38,335	10,227	7,023	6,056	3,023	2,316	1	0

	AIM V.I. Core Equity								AllianceBernstein Large Cap Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.13	—	—	—	—	—	—	—	$7.18	$7.26	$6.35	$5.88	$4.79	$6.95	$8.45	$10.00
2. End of year (rounded)	$16.25	$15.13	—	—	—	—	—	—	$8.13	$7.18	$7.26	$6.35	$5.88	$4.79	$6.95	$ 8.45
3. Accumulation Units Outstanding at end of year	10,178	8,964	—	—	—	—	—	—	71,959	96,898	93,987	91,427	87,689	74,399	42,967	0

	AllianceBernstein Small Cap Growth								AllianceBernstein Growth and Income
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.69	$10.63	$10.17	$ 8.93	$6.04	$8.91	$10.27	$10.00	$14.25	$12.23	$11.73	$10.60	$ 8.05	$10.39	$10.42	$10.00
2. End of year (rounded)	$13.25	$11.69	$10.63	$10.17	$8.93	$6.04	$ 8.91	$10.27	$14.88	$14.25	$12.23	$11.73	$10.60	$ 8.05	$10.39	$10.42
3. Accumulation Units Outstanding at end of year	2,953	3,180	1,722	1,532	1,261	987	735	0	90,542	103,043	102,212	105,742	93,253	75,086	32,671	0

	Credit Suisse Mid-Cap Core								Davis Value
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.29	$10.16	$ 9.56	$8.51	$5.97	$8.50	$10.23	$10.00	$13.46	$11.78	$10.83	$ 9.71	$7.53	$9.05	$10.16	$10.00
2. End of year (rounded)	$11.41	$10.29	$10.16	$9.56	$8.51	$5.97	$ 8.50	$10.23	$13.99	$13.46	$11.78	$10.83	$9.71	$7.53	$ 9.05	$10.16
3. Accumulation Units Outstanding at end of year	12,744	11,928	5,606	646	157	63	3	0	10,166	8,965	6,810	4,052	3,648	2,929	2,551	0

	Dreyfus Socially Responsible Growth								Franklin Templeton Franklin Small-Mid Cap Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$7.31	$6.74	$6.55	$6.21	$4.95	$7.02	$9.10	$10.00	$ 9.31	$8.60	$8.23	$7.42	$5.43	$7.64	$9.05	$10.00
2. End of year (rounded)	$7.83	$7.31	$6.74	$6.55	$6.21	$4.95	$7.02	$ 9.10	$10.31	$9.31	$8.60	$8.23	$7.42	$5.43	$7.64	$ 9.05
3. Accumulation Units Outstanding at end of year	815	553	337	94	42	23	566	0	64,787	75,081	73,820	81,465	76,977	63,842	26,547	0

	Franklin Templeton Templeton Foreign Securities								AIM V.I. Dynamics
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.28	$11.81	$10.76	$ 9.11	$6.92	$8.54	$10.20	$10.00	$8.83	$7.66	$6.96	$6.18	$4.51	$6.67	$9.75	$10.00
2. End of year (rounded)	$16.43	$14.28	$11.81	$10.76	$9.11	$6.92	$ 8.54	$10.20	$9.85	$8.83	$7.66	$6.96	$6.18	$4.51	$6.67	$ 9.75
3. Accumulation Units Outstanding at end of year	17,993	20,639	14,306	7,762	4,644	3,601	570	0	16,713	18,026	16,679	17,991	14,222	11,563	10,835	0

	Janus Aspen Mid Cap Growth								Janus Aspen Worldwide Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$6.91	$6.12	$5.48	$4.57	$3.41	$4.76	$7.91	$10.00	$7.86	$6.69	$6.36	$6.11	$4.96	$6.70	$8.70	$10.00
2. End of year (rounded)	$8.38	$6.91	$6.12	$5.48	$4.57	$3.41	$4.76	$ 7.91	$8.56	$7.86	$6.69	$6.36	$6.11	$4.96	$6.70	$ 8.70
3. Accumulation Units Outstanding at end of year	81,869	85,580	80,687	89,994	84,337	66,880	47,541	0	13,570	14,158	12,217	10,384	10,141	8,621	4,136	0

	Janus Aspen Growth and Income								MFS Research Bond
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.17	$ 9.47	$8.48	$7.63	$6.21	$7.96	$9.25	$10.00	$15.19	$14.70	$14.57	$13.83	$12.73	$11.76	$10.89	$10.00
2. End of year (rounded)	$10.98	$10.17	$9.47	$8.48	$7.63	$6.21	$7.96	$ 9.25	$15.73	$15.19	$14.70	$14.57	$13.83	$12.73	$11.76	$10.89
3. Accumulation Units Outstanding at end of year	94,650	43,276	31,036	29,463	22,361	17,827	3,170	0	12,989	11,000	9,031	6,921	7,291	3,731	1,448	0

	MFS Investors Trust								MFS Emerging Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.60	$ 9.44	$8.85	$8.00	$6.59	$8.40	$10.06	$10.00	$13.93	$13.00	$11.98	$10.67	$ 8.25	$12.54	$18.97	$10.00
2. End of year (rounded)	$11.61	$10.60	$9.44	$8.85	$8.00	$6.59	$ 8.40	$10.06	$16.77	$13.93	$13.00	$11.98	$10.67	$ 8.25	$12.54	$18.97
3. Accumulation Units Outstanding at end of year	2,718	2,408	2,050	1,693	1,310	813	302	0	7,107	15,307	14,226	15,257	13,639	11,484	7,108	0

	MFS Total Return								MFS Investors Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.62	$12.25	$11.99	$10.85	$ 9.38	$9.96	$10.00	$10.00	$7.57	$7.08	$6.82	$6.29	$5.14	$7.15	$9.48	$10.00
2. End of year (rounded)	$14.10	$13.62	$12.25	$11.99	$10.85	$9.38	$ 9.96	$10.00	$8.37	$7.57	$7.08	$6.82	$6.29	$5.14	$7.15	$ 9.48
3. Accumulation Units Outstanding at end of year	26,277	28,825	25,174	22,437	16,432	10,474	829	0	3,418	4,102	3,668	3,500	1,767	1,329	1,043	0

	PIMCO PVIT Short Term								DELAWARE VIP Emerging Market Series
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.57	$10.20	—	—	—	—	—	—	$15.06	$11.93	—	—	—	—	—	—
2. End of year (rounded)	$10.97	$10.57	$10.20	—	—	—	—	—	$20.78	$15.06	$11.93	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	749	396	0	—	—	—	—	—	18,207	9,451	2,746	—	—	—	—	—

	T. ROWE PRICE Equity Income								American Century VP Income & Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$20.53	$17.37	—	—	—	—	—	—	$11.84	$10.18	$ 9.79	$8.72	$6.79	$8.47	$9.31	$10.00
2. End of year (rounded)	$21.06	$20.53	$17.37	—	—	—	—	—	$11.76	$11.84	$10.18	$9.79	$8.72	$6.79	$8.47	$ 9.31
3. Accumulation Units Outstanding at end of year	11,239	13,356	9,527	—	—	—	—	—	24,127	27,693	25,384	23,608	16,490	8,089	3,292	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	Prudential Series Fund Money Market								Prudential Series Fund Diversified Bond
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.14	$12.63	$12.37	$12.34	$12.33	$12.23	$11.84	$10.00	$15.82	$15.18	$14.81	$14.13	$13.25	$12.47	$11.74	$10.00
2. End of year (rounded)	$13.70	$13.14	$12.63	$12.37	$12.34	$12.33	$12.23	$11.84	$16.60	$15.82	$15.18	$14.81	$14.13	$13.25	$12.47	$11.74
3. Accumulation Units Outstanding at end of year	10,202	2,943	1,427	1,199	991	21	3,104	301	1,855	1,283	2,368	2,341	1	193	1,115	0

	Prudential Series Fund Government Income								Prudential Series Fund Conservative Balanced
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.98	$15.52	$15.26	$14.91	$14.66	$13.18	$12.29	$10.00	$14.86	$13.56	$13.21	$12.32	$10.45	$11.57	$11.89	$10.00
2. End of year (rounded)	$16.77	$15.98	$15.52	$15.26	$14.91	$14.66	$13.18	$12.29	$15.66	$14.86	$13.56	$13.21	$12.32	$10.45	$11.57	$11.89
3. Accumulation Units Outstanding at end of year	6,783	6,506	6,415	6,723	4,152	15	0	0	2,590	2,867	4,000	3,840	3,582	2,829	0	0

	Prudential Series Fund Small Capitalization Stock								Prudential Series Fund Flexible Managed
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$19.75	$17.35	$16.30	$13.45	$ 9.80	$11.61	$11.09	$10.00	$14.72	$13.22	$12.79	$11.64	$ 9.47	$10.94	$11.69	$10.00
2. End of year (rounded)	$19.50	$19.75	$17.35	$16.30	$13.45	$ 9.80	$11.61	$11.09	$15.54	$14.72	$13.22	$12.79	$11.64	$ 9.47	$10.94	$11.69
3. Accumulation Units Outstanding at end of year	42,754	56,528	53,057	47,422	36,118	28,731	91	0	2,241	4,121	5,217	5,074	3,508	3,046	0	0

	Prudential Series Fund High Yield Bond								Prudential Series Fund Stock Index
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.80	$13.53	$13.18	$12.04	$ 9.70	$9.63	$9.74	$10.00	$16.19	$14.12	$13.61	$12.41	$ 9.76	$12.64	$14.47	$10.00
2. End of year (rounded)	$15.08	$14.80	$13.53	$13.18	$12.04	$9.70	$9.63	$ 9.74	$16.89	$16.19	$14.12	$13.61	$12.41	$ 9.76	$12.64	$14.47
3. Accumulation Units Outstanding at end of year	1,245	1,616	1,570	2,582	344	0	208	0	7,136	11,269	9,034	10,368	11,112	9,346	6,691	3,034

	Prudential Series Fund Value								Prudential Series Fund Equity
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.10	$15.20	$13.13	$11.37	$ 8.95	$11.55	$11.89	$10.00	$15.38	$13.77	$12.44	$11.41	$ 8.73	$11.32	$12.85	$10.00
2. End of year (rounded)	$18.54	$18.10	$15.20	$13.13	$11.37	$ 8.95	$11.55	$11.89	$16.69	$15.38	$13.77	$12.44	$11.41	$ 8.73	$11.32	$12.85
3. Accumulation Units Outstanding at end of year	53,758	34,849	33,208	34,856	35,372	28,458	4,580	0	148	148	113	77	2,344	2,173	2,086	0

	Prudential Series Fund Jennison								Prudential Series Fund Global
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.30	$14.16	$12.45	$11.44	$ 8.85	$12.92	$15.92	$10.00	$16.41	$13.82	$12.00	$11.03	$ 8.29	$11.15	$13.65	$10.00
2. End of year (rounded)	$15.90	$14.30	$14.16	$12.45	$11.44	$ 8.85	$12.92	$15.92	$18.00	$16.41	$13.82	$12.00	$11.03	$ 8.29	$11.15	$13.65
3. Accumulation Units Outstanding at end of year	59,335	89,384	93,318	88,065	94,019	83,178	50,595	29,443	3,448	2,686	1,702	1,625	1,624	1,624	1,608	1,460

	Prudential Series Fund Jennison 20/20 Focus								AIM V.I. Government Securities
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.65	$13.82	$11.45	$ 9.95	$7.75	$10.05	$10.23	$10.00	$13.64	$13.27	$13.15	$12.92	$12.88	$11.38	$10.77	$10.00
2. End of year (rounded)	$17.18	$15.65	$13.82	$11.45	$9.95	$ 7.75	$10.05	$10.23	$14.40	$13.64	$13.27	$13.15	$12.92	$12.88	$11.38	$10.77
3. Accumulation Units Outstanding at end of year	26,630	3,648	1,649	151	0	0	0	0	0	0	0	1,045	1,045	3,400	0	0

	AIM V.I. Premier Equity (Closed in 2006)								AIM V.I. International Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$0.00	$11.91	$11.36	$10.82	$ 8.71	$12.59	$14.50	$10.00	$12.78	$10.04	$ 8.58	$6.97	$5.44	$6.50	$8.56	$10.00
2. End of year (rounded)	$0.00	$ 0.00	$11.91	$11.36	$10.82	$ 8.71	$12.59	$14.50	$14.55	$12.78	$10.04	$8.58	$6.97	$5.44	$6.50	$ 8.56
3. Accumulation Units Outstanding at end of year	0	0	8,008	9,110	20,830	19,312	17,544	7,123	36,881	9,929	4,380	6,603	405	0	0	0

	AIM V.I. Core Equity								AllianceBernstein Large Cap Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.42	—	—	—	—	—	—	—	$7.14	$7.22	$6.32	$5.86	$4.77	$6.94	$8.44	$10.00
2. End of year (rounded)	$15.48	$14.42	—	—	—	—	—	—	$8.07	$7.14	$7.22	$6.32	$5.86	$4.77	$6.94	$ 8.44
3. Accumulation Units Outstanding at end of year	6,491	6,573	—	—	—	—	—	—	50,639	93,987	109,887	115,511	138,474	121,215	46,969	10,125

	AllianceBernstein Small Cap Growth								AllianceBernstein Growth and Income
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.61	$10.57	$10.12	$ 8.90	$6.02	$8.89	$10.27	$10.00	$14.15	$12.16	$11.68	$10.56	$ 8.03	$10.38	$10.42	$10.00
2. End of year (rounded)	$13.15	$11.61	$10.57	$10.12	$8.90	$6.02	$ 8.89	$10.27	$14.77	$14.15	$12.16	$11.68	$10.56	$ 8.03	$10.38	$10.42
3. Accumulation Units Outstanding at end of year	2,071	1,799	1,769	42	1,158	0	0	0	31,857	49,286	50,916	45,680	33,986	25,678	4,790	0

	Credit Suisse Mid-Cap Core								Davis Value
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.22	$10.10	$ 9.52	$8.48	$5.95	$8.49	$1.23	$10.00	$13.37	$11.72	$10.78	$ 9.67	$7.51	$9.04	$10.17	$10.00
2. End of year (rounded)	$11.33	$10.22	$10.10	$9.52	$8.48	$5.95	$8.49	$10.23	$13.89	$13.37	$11.72	$10.78	$9.67	$7.51	$ 9.04	$10.16
3. Accumulation Units Outstanding at end of year	9,375	8,614	5,789	1,836	2,660	1,388	1,142	0	44,435	43,919	41,933	39,201	31,634	28,426	5,173	0

	Dreyfus Socially Responsible Growth								Franklin Templeton Franklin Small-Mid Cap Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$7.26	$6.71	$6.52	$6.19	$4.94	$7.01	$9.09	$10.00	$ 9.25	$8.55	$8.20	$7.39	$5.41	$7.63	$9.05	$10.00
2. End of year (rounded)	$7.77	$7.26	$6.71	$6.52	$6.19	$4.94	$7.01	$ 9.09	$10.23	$9.25	$8.55	$8.20	$7.39	$5.41	$7.63	$ 9.05
3. Accumulation Units Outstanding at end of year	428	0	0	0	0	0	0	0	86,341	140,900	152,115	148,143	161,636	137,616	69,106	30,195

	Franklin Templeton Templeton Foreign Securities								AIM V.I. Dynamics
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.19	$11.75	$10.71	$ 9.08	$6.90	$8.52	$10.19	$10.00	$8.78	$7.61	$6.93	$6.16	$4.50	$6.66	$9.75	$10.00
2. End of year (rounded)	$16.31	$14.19	$11.75	$10.71	$9.08	$6.90	$ 8.52	$10.19	$9.77	$8.78	$7.61	$6.93	$6.16	$4.50	$6.66	$ 9.75
3. Accumulation Units Outstanding at end of year	11,393	9,244	9,558	3,783	1,650	23	25	0	32,576	43,826	47,067	57,470	64,022	59,568	23,456	7,671

	Janus Aspen Mid Cap Growth								Janus Aspen Worldwide Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$6.86	$6.09	$5.46	$4.56	$3.40	$4.75	$7.90	$10.00	$7.81	$6.65	$6.33	$10.56	$ 4.95	$6.69	$8.69	$10.00
2. End of year (rounded)	$8.31	$6.86	$6.09	$5.46	$4.56	$3.40	$4.75	$ 7.90	$8.49	$7.81	$6.65	$ 6.33	$10.56	$4.95	$6.69	$ 8.69
3. Accumulation Units Outstanding at end of year	72,452	74,004	77,082	87,828	82,347	81,969	132,619	74,994	10,445	19,838	23,402	30,732	32,999	32,642	24,461	16,258

	Janus Aspen Growth and Income								MFS Research Bond
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.10	$ 9.42	$8.45	$7.60	$6.19	$7.95	$9.25	$10.00	$15.09	$14.62	$14.51	$13.78	$12.70	$11.74	$10.88	$10.00
2. End of year (rounded)	$10.90	$10.10	$9.42	$8.45	$7.60	$6.19	$7.95	$ 9.25	$15.61	$15.09	$14.62	$14.51	$13.78	$12.70	$11.74	$10.88
3. Accumulation Units Outstanding at end of year	91,242	38,681	35,317	24,186	32,034	30,547	28,132	23,657	1,940	1,779	2,576	1,726	383	619	0	0

	MFS Investors Trust								MFS Emerging Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.53	$ 9.39	$8.81	$7.97	$6.58	$8.38	$10.05	$10.00	$13.84	$12.93	$11.93	$10.64	$ 8.23	$12.52	$18.96	$10.00
2. End of year (rounded)	$11.53	$10.53	$9.39	$8.81	$7.97	$6.58	$ 8.38	$10.05	$16.65	$13.84	$12.93	$11.93	$10.64	$ 8.23	$12.52	$18.96
3. Accumulation Units Outstanding at end of year	1,107	1,173	1,107	1,107	1,110	6	0	0	19,508	38,542	41,821	38,842	47,928	42,611	40,331	19,904

	MFS Total Return								MFS Investors Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.53	$12.19	$11.94	$10.81	$ 9.36	$9.94	$10.00	$10.00	$7.52	$7.04	$6.79	$6.27	$5.13	$7.13	$9.47	$10.00
2. End of year (rounded)	$14.00	$13.53	$12.19	$11.94	$10.81	$9.36	$ 9.94	$10.00	$8.31	$7.52	$7.04	$6.79	$6.27	$5.13	$7.13	$ 9.47
3. Accumulation Units Outstanding at end of year	7,785	10,244	13,334	11,225	4,284	1,298	22	0	0	0	0	0	0	0	0	14

	PIMCO PVIT Short Term								DELAWARE VIP Emerging Market Series
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.55	$10.19	—	—	—	—	—	—	$15.04	$11.92	—	—	—	—	—	—
2. End of year (rounded)	$10.94	$10.55	$10.19	—	—	—	—	—	$20.72	$15.04	$11.92	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	1,233	1,233	0	—	—	—	—	—	26,605	20,559	9,548	—	—	—	—	—

	T. ROWE PRICE Equity Income								American Century VP Income & Growth
	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$19.61	$16.61	—	—	—	—	—	—	$11.77	$10.12	$ 9.75	$8.69	$6.77	$8.46	$9.30	$10.00
2. End of year (rounded)	$20.10	$19.61	$16.61	—	—	—	—	—	$11.67	$11.77	$10.12	$9.75	$8.69	$6.77	$8.46	$ 9.30
3. Accumulation Units Outstanding at end of year	8,348	6,952	97	—	—	—	—	—	11,296	11,402	11,333	8,915	10,900	10,855	8,330	5,616

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

DISCOVERY PREMIERSM is a service mark of Prudential.

Discovery Premier Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries; Pruco Securities, LLC and Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

PRUDENTIAL RETIREMENT

30 Scranton Office Park

Scranton, PA 18507-1789

DP.PU.003

Ed. 05/2008

Presorted

Bound Printed

Matter

U.S. Postage

PAID

Prudential

STATEMENT OF ADDITIONAL INFORMATION	MAY 1, 2008

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

DISCOVERY PREMIER

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY PREMIERSM Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 and 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified deferred compensation plans. Prudential is a subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 37 Subaccounts of the Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc, American Century Variable Portfolios, Inc., Credit Suisse Trust, Davis Variable Account Fund, Inc., Delaware VIP Trust, The Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, and T. Rowe Price Equity Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2008. Certain portions of that May 1, 2008 prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling (877) 778-2100.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: (877) 778-2100

2

DEFINITIONS

Contracts – The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.

Funds – The portfolios of The Prudential Series Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., Credit Suisse Trust, Davis Variable Account Fund, Inc., Delaware VIP Trust, The Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, and T. Rowe Price Equity Series, Inc. available under the Contracts.

Participant – A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

Participant Account – An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value – The dollar amount held in a Participant Account.

Prudential – The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Premier Group Variable Contract Account – A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the “Discovery Account”), invested through its Subaccounts in shares of the corresponding Funds.

Subaccount – A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.

OTHER CONTRACT PROVISIONS

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

We are generally responsible for the administrative and recordkeeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by us include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

3

We are reimbursed for these administrative and recordkeeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of the Prudential Discovery Premier Group Variable Contract Account as of December 31, 2007 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc. offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2007, 2006 and 2005, $ 236, 785, $286,705, and $377,359, respectively was paid to PIMS for its services as principal underwriter with respect to the Contracts. PIMS retained none of those commissions.

As discussed in the prospectus, PIMS pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and

4

other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in al Prudential products that were sold through the firm (or its affiliated broker-dealers).

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2008) received payment of more than $10,000 under one more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Name of Firm(s):	GBS Retirement Services, Inc. TBS Agency

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund (the “Series Fund”) or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared, on the ex-date, by the Series Fund or other fund but not yet paid.

5

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at value	$206,773	$1,571,046	$3,695,809	$1,592,664	$947,178
(Payable to)/Receivable from The Prudential Insurance Company of America	0	0	0	0	0

Net Assets	$206,773	$1,571,046	$3,695,809	$1,592,664	$947,178

NET ASSETS, representing:
Accumulation units	$206,773	$1,571,046	$3,695,809	$1,592,664	$947,178

	$206,773	$1,571,046	$3,695,809	$1,592,664	$947,178

Units outstanding	15,060	93,244	217,310	100,745	59,601

Portfolio shares held	20,677	144,133	124,564	87,031	56,751
Portfolio net asset value per share	$10.00	$10.90	$29.67	$18.30	$16.69
Investment in portfolio shares, at cost	$206,773	$1,559,251	$3,436,009	$1,605,070	$918,152

STATEMENT OF OPERATIONS For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$6,607	$72,239	$23,853	$31,108	$26,404

EXPENSES
Charges for administration, mortality and expense risk	941	7,654	17,805	7,974	5,185

NET INVESTMENT INCOME (LOSS)	5,666	64,585	6,048	23,134	21,219

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	2,491	59,866	0
Realized gain (loss) on shares redeemed	0	(4,850)	22,164	15,438	1,125
Net change in unrealized gain (loss) on investments	0	11,795	259,973	(12,406)	29,026

NET GAIN (LOSS) ON INVESTMENTS	0	6,945	284,628	62,897	30,151

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,666	$71,530	$290,675	$86,031	$51,370

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison Portfolio	Prudential Jennison 20/20 Focus Portfolio
$367,071	$6,056,524	$2,227,717	$796,306	$1,117,263	$1,885,632	$2,334,470	$925,459
0	0	(1,264)	0	0	(1,114)	0	(558)

$367,071	$6,056,524	$2,226,452	$796,306	$1,117,263	$1,884,518	$2,334,470	$924,901

$367,071	$6,056,524	$2,226,452	$796,306	$1,117,263	$1,884,518	$2,334,470	$924,901

$367,071	$6,056,524	$2,226,452	$796,306	$1,117,263	$1,884,518	$2,334,470	$924,901

24,179	352,627	119,604	43,516	65,750	96,251	145,677	53,619

72,116	164,401	95,039	32,344	98,178	88,486	99,213	57,877
$5.09	$36.84	$23.44	$24.62	$11.38	$21.31	$23.53	$15.99
$380,749	$5,866,191	$1,887,381	$734,409	$1,091,085	$1,224,572	$2,118,052	$918,764

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison Portfolio	Prudential Jennison 20/20 Focus Portfolio
$22,411	$75,891	$32,515	$5,672	$47,554	$12,398	$243	$5,472

2,276	31,198	13,991	4,125	6,132	14,469	15,405	4,675

20,135	44,693	18,525	1,547	41,422	(2,071)	(15,162)	798

—	0	262,660	0	0	141,180	0	83,668
(1,543)	16,742	(5,901)	6,674	(12,954)	51,854	44,047	34
(13,678)	190,333	(232,578)	61,897	26,178	(218,568)	216,418	(22,665)

(15,221)	207,075	24,182	68,571	13,223	(25,534)	260,465	61,037

$4,913	$251,768	$42,706	$70,119	$54,646	$(27,605)	$245,303	$61,835

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2007

	SUBACCOUNTS
	AIM V.I. Government Securities Fund	AIM V.I. International Growth Fund	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Small Cap Growth Portfolio
ASSETS
Investment in the portfolios, at value	$53,596	$1,099,256	$1,818,396	$994,064	$66,403
(Payable to)/Receivable from The Prudential Insurance Company of America	(29)	(636)	(856)	(565)	(46)

Net Assets	$53,567	$1,098,621	$1,817,541	$993,499	$66,357

NET ASSETS, representing:
Accumulation units	$53,567	$1,098,621	$1,817,541	$993,499	$66,357

	$53,567	$1,098,621	$1,817,541	$993,499	$66,357

Units outstanding	3,692	75,216	122,398	122,597	5,024

Portfolio shares held	4,444	32,687	67,800	32,475	4,290
Portfolio net asset value per share	$12.06	$33.63	$26.82	$30.61	$15.48
Investment in portfolio shares, at cost	$52,610	$916,495	$1,239,617	$595,071	$45,279

STATEMENT OF OPERATIONS For the period ended December 31, 2007

	SUBACCOUNTS
	AIM V.I. Government Securities Fund	AIM V.I. International Growth Fund	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Small Cap Growth Portfolio
INVESTMENT INCOME
Dividend income	$2,094	$4,422	$27,210	$0	$0

EXPENSES
Charges for administration, mortality and expense risk	334	5,624	13,266	8,055	432

NET INVESTMENT INCOME (LOSS)	1,759	(1,203)	13,944	(8,055)	(432)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	92,354	0	0
Realized gain (loss) on shares redeemed	44	(627)	89,654	126,656	400
Net change in unrealized gain (loss) on investments	1,098	104,043	(109,816)	12,169	7,727

NET GAIN (LOSS) ON INVESTMENTS	1,142	103,416	72,192	138,824	8,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,901	$102,213	$86,136	$130,769	$7,695

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Davis Value Portfolio	Dreyfus Socially Responsible Growth Fund	Franklin Small-Mid Cap Growth Securities Fund	Templeton Foreign Securities Fund	AIM V.I. Dynamics Fund	Janus Aspen Mid Cap Growth Portfolio	Janus Aspen Growth & Income Portfolio
$415,782	$759,865	$9,710	$2,242,597	$921,043	$483,152	$1,867,087	$2,710,627
(218)	(456)	(9)	(1,168)	(455)	(256)	(1,033)	(1,512)

$415,564	$759,409	$9,701	$2,241,429	$920,588	$482,896	$1,866,054	$2,709,115

$415,564	$759,409	$9,701	$2,241,429	$920,588	$482,896	$1,866,054	$2,709,115

$415,564	$759,409	$9,701	$2,241,429	$920,588	$482,896	$1,866,054	$2,709,115

35,423	54,601	1,242	217,300	55,809	49,289	222,562	246,622

49,147	52,477	318	95,878	44,776	25,112	46,724	136,281
$8.46	$14.48	$30.50	$23.39	$20.57	$19.24	$39.96	$19.89
$281,871	$502,410	$8,820	$1,278,989	$621,623	$226,443	$911,341	$2,267,401

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Davis Value Portfolio	Dreyfus Socially Responsible Growth Fund	Franklin Small-Mid Cap Growth Securities Fund	Templeton Foreign Securities Fund	AIM V.I. Dynamics Fund	Janus Aspen Mid Cap Growth Portfolio	Janus Aspen Growth & Income Portfolio
$8,154	$8,808	$24	$0	$17,397	$0	$3,680	$50,916

2,989	5,782	43	15,837	5,042	3,792	10,770	14,614

5,165	3,026	(19)	(15,837)	12,355	(3,792)	(7,090)	36,302

0	31,575	0	164,991	36,023	0	8,615	0
9,167	293	(1)	172,522	2,899	50,567	34,644	660
(17,497)	(4,233)	390	(81,236)	68,468	9,061	283,114	134,762

(8,331)	27,635	389	256,277	107,390	59,628	326,373	135,422

$(3,166)	$30,661	$370	$240,440	$119,745	$55,837	$319,283	$171,724

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2007

	SUBACCOUNTS
	Janus Aspen Worldwide Growth Portfolio	MFS Emerging Growth Series	MFS Research Bond Series	MFS Investors Growth Stock Series	MFS Investors Trust Series
ASSETS
Investment in the portfolios, at value	$600,234	$443,983	$234,732	$262,010	$44,358
(Payable to)/Receivable from The Prudential Insurance Company of America	(251)	0	(131)	(94)	(25)

Net Assets	$599,983	$443,983	$234,601	$261,917	$44,334

NET ASSETS, representing:
Accumulation units	$599,983	$443,983	$234,601	$261,917	$44,334

	$599,983	$443,983	$234,601	$261,917	$44,334

Units outstanding	69,657	26,615	14,929	30,966	3,825

Portfolio shares held	16,980	17,752	20,236	22,167	1,886
Portfolio net asset value per share	$35.35	$25.01	$11.60	$11.82	$23.52
Investment in portfolio shares, at cost	$417,146	$358,417	$229,214	$197,129	$31,110

STATEMENT OF OPERATIONS For the period ended December 31, 2007
	SUBACCOUNTS
	Janus Aspen Worldwide Growth Portfolio	MFS Emerging Growth Series	MFS Research Bond Series	MFS Investors Growth Stock Series	MFS Investors Trust Series
INVESTMENT INCOME
Dividend income	$4,510	$(1,036)	$6,743	$698	$338

EXPENSES
Charges for administration, mortality and expense risk	3,468	3,663	1,463	1,068	285

NET INVESTMENT INCOME (LOSS)	1,042	(4,699)	5,280	(370)	52

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	342
Realized gain (loss) on shares redeemed	31,246	6,031	(1,046)	3,109	(72)
Net change in unrealized gain (loss) on investments	14,874	85,566	3,195	18,664	3,329

NET GAIN (LOSS) ON INVESTMENTS	46,120	91,597	2,150	21,773	3,599

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,162	$86,898	$7,430	$21,403	$3,651

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
MFS Total Return Series	Credit Suisse Trust – Mid-Cap Core Portfolio	T. Rowe Price Equity Income Portfolio	PIMCO Variable Interest Trust Short-Term Portfolio	Delaware VIP Emerging Markets Series	AIM V.I. Core Equity Fund
$479,866	$468,503	$1,049,726	$62,457	$2,712,063	$265,889
(260)	(232)	0	(13)	817	0

$479,607	$468,271	$1,049,726	$62,443	$2,712,880	$265,889

$479,607	$468,271	$1,049,726	$62,443	$2,712,880	$265,889

$479,607	$468,271	$1,049,726	$62,443	$2,712,880	$265,889

34,062	40,880	50,107	5,679	130,248	16,669

22,134	31,213	44,311	6,239	97,416	9,134
$21.68	$15.01	$23.69	$10.01	$27.84	$29.11
$404,613	$356,276	$1,093,831	$62,663	$1,863,015	$215,923

SUBACCOUNTS (Continued)
MFS Total Return Series	Credit Suisse Trust –Mid-Cap Core Portfolio	T. Rowe Price Equity Income Portfolio	PIMCO Variable Interest Trust Short-Term Portfolio	Delaware VIP Emerging Markets Series	AIM V.I. Core Equity Fund
$12,271	$0	$13,680	$2,430	$29,380	$2,536

3,330	2,616	5,906	303	11,934	1,738

8,941	(2,616)	7,774	2,127	17,446	798

11,733	0	58,929	0	127,057	0
4,559	2,203	1,108	(2)	(8,121)	10,130
(7,734)	44,424	(44,105)	(149)	519,015	49,966

8,558	46,626	15,933	(151)	637,950	60,097

$17,499	$44,010	$23,706	$1,976	$655,397	$60,894

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$5,666	$4,164	$64,585	$55,248	$6,048	$5,249
Capital gains distributions received	0	0	0	12,723	2,491	0
Realized gain (loss) on shares redeemed	0	0	(4,850)	(7,765)	22,164	(25,580)
Net change in unrealized gain (loss) on investments	0	0	11,795	(5,989)	259,973	368,161

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,666	4,164	71,530	54,217	290,675	347,830

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	416,007	273,918	496,256	364,780	274,996	366,984
Withdrawal and other charges	(296,290)	(317,610)	(276,974)	(333,530)	(169,418)	(281,311)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	119,717	(43,692)	219,282	31,250	105,578	85,673

TOTAL INCREASE (DECREASE) IN NET ASSETS	125,383	(39,528)	290,812	85,467	396,060	433,503
NET ASSETS
Beginning of period	81,390	120,918	1,280,234	1,194,767	3,299,749	2,866,246

End of period	$206,773	$81,390	$1,571,046	$1,280,234	$3,695,809	$3,299,749

Beginning units	6,176	9,465	79,862	77,833	211,052	205,340

Units issued	26,642	18,843	20,760	17,687	18,013	16,261
Units redeemed	(17,758)	(22,132)	(7,378)	(15,657)	(11,755)	(10,549)

Ending units	15,060	6,176	93,244	79,862	217,310	211,052

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
$23,134	$14,074	$21,219	$16,082	$20,135	$18,293	$44,693	$39,050
59,866	19,051	0	2,110	0	0	0	14,534
15,438	3,133	1,125	2,168	(1,543)	20	16,742	(94,529)
(12,406)	108,346	29,026	68,833	(13,678)	5,186	190,333	760,456

86,031	144,604	51,370	89,193	4,913	23,499	251,768	719,511

260,938	124,682	208,465	126,290	132,402	76,182	955,835	1,019,274
(163,662)	(149,497)	(219,229)	(216,320)	(32,896)	(71,180)	(804,048)	(727,818)

97,276	(24,815)	(10,764)	(90,030)	99,506	5,002	151,787	291,456

183,307	119,789	40,606	(837)	104,419	28,501	403,555	1,010,967
1,409,357	1,289,568	906,572	907,409	262,652	234,151	5,652,969	4,642,002

$1,592,664	$1,409,357	$947,178	$906,572	$367,071	$262,652	$6,056,524	$5,652,969

94,303	96,300	60,222	66,208	17,644	17,217	344,204	324,825

13,090	8,755	7,774	7,928	10,921	4,384	39,796	49,688
(6,648)	(10,752)	(8,395)	(13,914)	(4,386)	(3,957)	(31,373)	(30,309)

100,745	94,303	59,601	60,222	24,179	17,644	352,627	344,204

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Global Portfolio		Prudential Government Income Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$18,525	$8,785	$1,547	$(1,863)	$41,422	$44,151
Capital gains distributions received	262,660	71,522	0	0	0	0
Realized gain (loss) on shares redeemed	(5,901)	167,926	6,674	5,169	(12,954)	(15,765)
Net change in unrealized gain (loss) on investments	(232,578)	58,288	61,897	111,278	26,178	1,866

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,706	306,521	70,119	114,584	54,646	30,252

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	937,651	1,184,981	100,809	97,747	184,357	184,018
Withdrawal and other charges	(240,978)	(1,840,098)	(102,961)	(71,477)	(136,922)	(215,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	696,674	(655,117)	(2,152)	26,270	47,435	(31,872)

TOTAL INCREASE (DECREASE) IN NET ASSETS	739,380	(348,596)	67,967	140,854	102,081	(1,620)
NET ASSETS
Beginning of period	1,487,072	1,835,668	728,339	587,485	1,015,182	1,016,802

End of period	$2,226,452	$1,487,072	$796,306	$728,339	$1,117,263	$1,015,182

Beginning units	81,854	119,874	43,716	41,958	62,776	64,846

Units issued	51,149	20,881	5,755	6,670	9,770	10,093
Units redeemed	(13,398)	(58,901)	(5,955)	(4,912)	(6,796)	(12,163)

Ending units	119,605	81,854	43,516	43,716	65,750	62,776

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio		Prudential Jennison Portfolio		Prudential Jennison 20/20 Focus Portfolio		AIM V.I. Government Securities Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
$(2,071)	$(8,479)	$(15,162)	$(19,263)	$798	$(468)	$1,759	$1,790
141,180	178,965	0	0	83,668	10,627	0	0
51,854	341,216	44,047	312,389	34	(3,782)	44	150
(218,568)	(118,398)	216,418	(341,561)	(22,665)	15,982	1,098	320

(27,605)	393,304	245,303	(48,435)	61,835	22,359	2,901	2,260

392,259	2,617,721	345,387	1,483,758	724,604	411,977	5,704	94,879
(580,739)	(4,633,213)	(811,671)	(4,195,067)	(55,437)	(300,407)	(12,435)	(75,752)

(188,480)	(2,015,492)	(466,284)	(2,711,309)	669,167	111,570	(6,731)	19,127

(216,085)	(1,622,188)	(220,981)	(2,759,744)	731,001	133,929	(3,830)	21,387
2,100,603	3,722,791	2,555,451	5,315,195	193,900	59,971	57,397	36,010

$1,884,518	$2,100,603	$2,334,470	$2,555,451	$924,901	$193,900	$53,567	$57,397

106,047	212,713	177,694	371,962	12,329	4,321	4,180	2,698

19,383	26,805	13,067	34,091	45,060	23,467	407	4,243
(29,179)	(133,471)	(45,084)	(228,359)	(3,771)	(15,459)	(895)	(2,761)

96,251	106,047	145,677	177,694	53,619	12,329	3,692	4,180

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AIM V.I. International Growth Fund		AllianceBernstein Growth & Income Portfolio		AllianceBernstein Large Cap Growth Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(1,203)	$1,132	$13,944	$31,349	$(8,055)	$(19,745)
Capital gains distributions received	0	0	92,354	184,155	0	0
Realized gain (loss) on shares redeemed	(627)	3,901	89,654	265,564	126,656	349,290
Net change in unrealized gain (loss) on investments	104,043	45,307	(109,816)	(30,453)	12,169	(502,607)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	102,213	50,340	86,136	450,615	130,769	(173,062)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	801,741	170,748	207,111	2,102,768	86,148	3,015,844
Withdrawal and other charges	(63,746)	(87,935)	(641,164)	(3,912,928)	(589,950)	(5,699,305)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	737,995	82,813	(434,053)	(1,810,160)	(503,801)	(2,683,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	840,208	133,153	(347,917)	(1,359,545)	(373,032)	(2,856,523)
NET ASSETS
Beginning of period	258,413	125,260	2,165,458	3,525,003	1,366,531	4,223,054

End of period	$1,098,621	$258,413	$1,817,541	$2,165,458	$993,499	$1,366,531

Beginning units	20,156	12,423	152,329	287,497	190,885	579,075

Units issued	59,489	13,559	15,091	26,484	11,410	52,628
Units redeemed	(4,430)	(5,826)	(45,022)	(161,652)	(79,697)	(440,818)

Ending units	75,216	20,156	122,398	152,329	122,597	190,885

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
AllianceBernstein Small Cap Growth Portfolio		American Century VP Income & Growth Fund		Davis Value Portfolio		Dreyfus Socially Responsible Growth Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
$(432)	$(509)	$5,165	$5,612	$3,026	$(805)	$(19)	$(16)
0	0	0	0	31,575	0	0	0
400	(9,463)	9,167	17,992	293	45,707	(1)	(9)
7,727	5,566	(17,497)	48,816	(4,233)	63,274	390	312

7,695	(4,406)	(3,166)	72,420	30,661	108,176	370	287

5,543	137,702	34,244	178,150	152,260	527,555	5,292	1,699
(4,939)	(114,023)	(77,673)	(311,921)	(131,492)	(825,983)	(3)	(214)

604	23,679	(43,429)	(133,771)	20,768	(298,428)	5,288	1,485

8,299	19,273	(46,595)	(61,351)	51,429	(190,252)	5,659	1,772
58,058	38,785	462,159	523,510	707,980	898,232	4,042	2,270

$66,357	$58,058	$415,564	$462,159	$759,409	$707,980	$9,701	$4,042

4,978	3,657	39,095	51,359	52,884	76,248	553	337

442	7,398	2,798	5,978	11,992	12,151	690	247
(396)	(6,077)	(6,472)	(18,242)	(10,275)	(35,515)	(0)	(31)

5,024	4,978	35,421	39,095	54,601	52,884	1,242	553

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth Securities Fund		Templeton Foreign Securities Fund		AIM V.I. Dynamics Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(15,837)	$(28,065)	$12,355	$6,065	$(3,792)	$(5,082)
Capital gains distributions received	164,991	0	36,023	0	0	0
Realized gain (loss) on shares redeemed	172,522	670,028	2,899	5,227	50,567	107,044
Net change in unrealized gain (loss) on investments	(81,236)	(394,608)	68,468	117,227	9,061	(3,311)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	240,440	247,355	119,745	128,519	55,837	98,651

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	310,393	3,707,923	218,035	380,355	59,646	365,706
Withdrawal and other charges	(860,007)	(6,649,718)	(161,870)	(318,314)	(176,424)	(764,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(549,614)	(2,941,795)	56,166	62,041	(116,778)	(399,194)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(309,174)	(2,694,440)	175,910	190,560	(60,941)	(300,543)
NET ASSETS
Beginning of period	2,550,603	5,245,043	744,678	554,118	543,837	844,380

End of period	$2,241,429	$2,550,603	$920,588	$744,678	$482,896	$543,837

Beginning units	274,423	607,763	51,978	46,769	61,852	110,148

Units issued	30,820	73,283	15,407	21,172	6,208	7,578
Units redeemed	(87,944)	(406,622)	(11,575)	(15,963)	(18,771)	(55,874)

Ending units	217,300	274,423	55,809	51,978	49,289	61,852

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Janus Aspen Mid Cap Growth Portfolio		Janus Aspen Growth & Income Portfolio		Janus Aspen Worldwide Growth Portfolio		MFS Emerging Growth Series
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
$(7,090)	$(11,176)	$36,302	$17,155	$1,042	$10,643	$(4,699)	$(7,120)
8,615	0	0	0	0	0	0	0
34,644	217,652	660	(7,904)	31,246	54,237	6,031	(10,182)
283,114	(4,437)	134,762	83,631	14,874	54,653	85,566	65,957

319,283	202,039	171,724	92,882	47,162	119,533	86,898	48,655

478,694	817,959	1,326,836	657,644	150,336	664,909	36,641	119,355
(439,389)	(1,379,819)	(301,710)	(450,412)	(224,373)	(1,169,154)	(426,301)	(243,814)

39,305	(561,860)	1,025,126	207,232	(74,036)	(504,245)	(389,660)	(124,459)

358,588	(359,821)	1,196,850	300,114	(26,874)	(384,712)	(302,762)	(75,804)
1,507,466	1,867,287	1,512,265	1,212,151	626,857	1,011,569	746,745	822,549

$1,866,054	$1,507,466	$2,709,115	$1,512,265	$599,983	$626,857	$443,983	$746,745

218,139	304,336	148,359	127,701	79,452	150,347	53,849	63,456

66,485	34,655	127,856	50,048	18,033	20,375	2,537	5,739
(62,062)	(120,852)	(29,593)	(29,391)	(27,828)	(91,270)	(29,771)	(15,346)

222,562	218,139	246,622	148,359	69,657	79,452	26,615	53,849

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	MFS Research Bond Series		MFS Investors Growth Stock Series		MFS Investors Trust Series
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$5,280	$8,493	$(370)	$(1,016)	$52	$(62)
Capital gains distributions received	0	1,115	0	0	342	0
Realized gain (loss) on shares redeemed	(1,046)	(3,053)	3,109	1,080	(72)	127
Net change in unrealized gain (loss) on investments	3,195	1,502	18,664	13,460	3,329	4,111

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,430	8,057	21,403	13,524	3,651	4,176

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	104,213	180,640	95,125	55,847	4,515	8,958
Withdrawal and other charges	(71,011)	(165,119)	(46,127)	(64,249)	(1,696)	(7,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	33,202	15,521	48,998	(8,402)	2,819	1,922

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,632	23,578	70,401	5,122	6,470	6,098
NET ASSETS
Beginning of period	193,969	170,391	191,516	186,394	37,864	31,766

End of period	$234,601	$193,969	$261,917	$191,516	$44,334	$37,864

Beginning units	12,779	11,608	25,099	26,136	3,581	3,370

Units issued	6,791	4,633	12,218	7,437	402	555
Units redeemed	(4,641)	(3,463)	(6,351)	(8,475)	(158)	(344)

Ending units	14,929	12,779	30,966	25,099	3,824	3,581

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
MFS Total Return Series		Credit Suisse Trust –Mid-Cap Core Portfolio		T. Rowe Price Equity Income Portfolio		PIMCO Variable Interest Trust Short-Term Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
$8,941	$10,159	$(2,616)	$(2,504)	$7,774	$4,007	$2,127	$1,206
11,733	18,608	0	0	58,929	18,002	0	0
4,559	(571)	2,203	(2,815)	1,108	728	(2)	(14)
(7,734)	30,680	44,424	7,171	(44,105)	79,867	(149)	(4)

17,499	58,876	44,010	1,852	23,706	102,604	1,976	1,188

70,544	304,995	118,561	278,659	504,758	694,065	17,614	24,156
(139,718)	(411,876)	(81,889)	(300,642)	(396,603)	(209,540)	(110)	(4,400)

(69,174)	(106,881)	36,672	(21,983)	108,155	484,525	17,504	19,756

(51,675)	(48,005)	80,682	(20,131)	131,861	587,129	19,479	20,944
531,282	579,287	387,589	407,720	917,865	330,736	42,964	22,020

$479,607	$531,282	$468,271	$387,589	$1,049,726	$917,865	$62,443	$42,964

39,069	47,278	37,566	39,918	44,967	19,041	4,061	2,156

4,980	14,366	11,053	19,634	14,981	28,353	1,630	2,314
(9,986)	(22,575)	(7,739)	(21,986)	(9,841)	(2,427)	(11)	(409)

34,062	39,069	40,880	37,566	50,107	44,967	5,680	4,061

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Delaware VIP Emerging Markets Series		AIM V.I. Core Equity Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$17,446	$7,103	$798	$(1,063)
Capital gains distributions received	127,057	28,523	0	0
Realized gain (loss) on shares redeemed	(8,121)	(15,705)	10,130	193
Net change in unrealized gain (loss) on investments	519,015	225,954	49,966	48,332

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	655,397	245,875	60,894	47,462

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	971,873	1,026,615	57,521	1,429,968
Withdrawal and other charges	(210,323)	(725,866)	(82,960)	(1,246,997)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	761,550	300,749	(25,439)	182,971

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,416,946	546,624	35,455	230,433
NET ASSETS
Beginning of period	1,295,934	749,310	230,433	0

End of period	$2,712,880	$1,295,934	$265,889	$230,433

Beginning units	85,912	62,765	15,537	0

Units issued	56,603	57,524	1,614	87,879
Units redeemed	(12,267)	(34,377)	(482)	(72,342)

Ending units	130,249	85,912	16,669	15,537

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A17

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

December 31,2007

Note 1:	General

The Prudential Premier Group Variable Account (the “Discovery Account”) was established on November 9, 1999 by the Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), and commenced operations in June 2000 under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchase of the Discovery Premier Group Annuity Contracts (“Contracts”) are invested in the Discovery Account. The Discovery Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

The Discovery Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”), as amended, and to annuity arrangements qualifying for federal tax benefits under section 403(c) of the Code. The Contracts are group annuity contracts and generally are issued to employers (“contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The Discovery Account is comprised of thirty-six Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”) as follows:

The Prudential Series Fund, Inc.

Money Market Portfolio

Diversified Bond Portfolio

Government Income Portfolio

Conservative Balanced Portfolio

Flexible Managed Portfolio

High Yield Bond Portfolio

Stock Index Portfolio

Value Portfolio

Equity Portfolio

Jennison Portfolio

Global Portfolio

Jennison 20/20 Focus Portfolio

Small Capitalization Stock Portfolio

AIM Variable Insurance

Government Securities Fund

International Growth Fund

Dynamics Fund

AllianceBernstein Variable Products Series Fund, Inc.

Large Cap Growth Portfolio

Growth and Income Portfolio

Small Cap Growth Portfolio

American Century Variable Portfolios, Inc.

VP Income and Growth Fund

Davis Variable Account Fund, Inc.

Davis Value Portfolio

Dreyfus

Socially Responsible Growth Fund

Franklin Templeton Variable Insurance Product Trust (VIP)

Franklin Small-Mid Cap Growth Securities Fund

Templeton Foreign Securities Fund

Janus Aspen Series

Mid Cap Growth Portfolio

Growth and Income Portfolio

Worldwide Growth Portfolio

MFS Variable Insurance Trust

Research Bond Series

Emerging Growth Series

Investors Growth Stock Series

Investors Trust Series

Total Return Series

Credit Suisse Trust (formerly Warburg Pincus Trust)

Mid-Cap Core Portfolio

T. Rowe Price

T. Rowe Price Equity Income Portfolio

PIMCO Variable Interest Trust

Short-Term Portfolio

Delaware VIP

Emerging Markets Series

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

A18

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account’s adoption of this guidance is not expected to have a material effect on the Account’s financial position and results of operations.

Investments—The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex distribution date.

Note 3:	Taxes

The Discovery Account is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the portfolios for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$240,858	$(144,957)
Prudential Diversified Bond Portfolio	$219,525	$(57,871)
Prudential Equity Portfolio	$149,534	$(99,531)
Prudential Flexible Managed Portfolio	$143,418	$(74,630)
Prudential Conservative Balanced Portfolio	$50,705	$(71,925)
Prudential High Yield Bond Portfolio	$23,708	$(29,896)
Prudential Stock Index Portfolio	$398,745	$(117,428)
Prudential Value Portfolio	$879,439	$(197,356)
Prudential Global Portfolio	$59,504	$(57,868)
Prudential Government Income Portfolio	$76,681	$(67,571)
Prudential Small Capitalization Stock Portfolio	$264,485	$(472,555)
Prudential Jennison Portfolio	$89,044	$(177,741)
Prudential Jennison 20/20 Focus Portfolio	$708,868	$(44,245)
AIM V.I. Government Securities Fund	$5,670	$(12,706)
AIM V.I. International Growth Fund	$785,497	$(52,777)
AllianceBernstein Growth & Income Portfolio	$164,930	$(608,012)

A19

Note 4:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AllianceBernstein Large Cap Growth Portfolio	$71,344	$(579,639)
AllianceBernstein Small Cap Growth Portfolio	$5,498	$(5,565)
American Century VP Income & Growth Fund	$31,517	$(77,873)
Davis Value Portfolio	$135,220	$(120,161)
Dreyfus Socially Responsible Growth Fund	$5,291	$(45)
Franklin Small-Mid Cap Growth Securities Fund	$187,159	$(752,983)
Templeton Foreign Securities Fund	$207,201	$(156,816)
AIM V.I. Dynamics Fund	$51,876	$(172,004)
Janus Aspen Mid Cap Growth Portfolio	$367,902	$(339,757)
Janus Aspen Growth & Income Portfolio	$1,287,097	$(276,166)
Janus Aspen Worldwide Growth Portfolio	$145,686	$(222,789)
MFS Emerging Growth Series	$17,980	$(35,542)
MFS Research Bond Series	$97,704	$(65,896)
MFS Investors Growth Stock Series	$94,645	$(46,741)
MFS Investors Trust Series	$4,327	$(1,803)
MFS Total Return Series	$65,601	$(138,310)
Credit Suisse Trust – Mid-Cap Core Portfolio	$112,311	$(77,781)
T. Rowe Price Equity Income Portfolio	$127,524	$(68,590)
PIMCO Variable Interest Trust Short-Term Portfolio	$17,524	$(337)
Delaware VIP Emerging Markets Series	$914,093	$(166,577)
AIM Core Equity Fund	$16,413	$(1,920)

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund companies that administer the Series Fund and the other mutual funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, services as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 6:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

A20

Note 6:	Financial Highlights (Continued)

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding throughout the period ended, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.

	At year ended			For year ended
	Units (000s)	Unit Value Lowest — Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest	Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2007	15	$13.70 to $13.80	$207	4.92%	0.50% to 0.75%	4.30% to 4.40%
December 31, 2006	6	$13.14 to $13.22	$81	4.60%	0.50% to 0.75%	4.00% to 4.08%
December 31, 2005	9	$12.63 to $12.81	$121	2.87%	0.50% to 0.75%	2.10% to 2.39%
December 31, 2004	13	$12.37 to $12.51	$157	0.97%	0.50% to 0.75%	0.24% to 0.48%
December 31, 2003	11	$12.34 to $12.45	$142	0.83%	0.50% to 0.75%	0.08% to 0.40%

	Prudential Diversified Bond Portfolio
December 31, 2007	93	$16.60 to $16.91	$1,571	5.16%	0.50% to 0.75%	4.93% to 5.17%
December 31, 2006	80	$15.82 to $16.08	$1,280	4.99%	0.50% to 0.75%	4.20% to 4.47%
December 31, 2005	78	$15.18 to $15.39	$1,195	6.10%	0.50% to 0.75%	2.50% to 2.75%
December 31, 2004	61	$14.81 to $14.98	$919	4.11%	0.50% to 0.75%	4.81% to 5.05%
December 31, 2003	54	$14.13 to $14.26	$773	4.02%	0.50% to 0.75%	6.64% to 6.98%

	Prudential Equity Portfolio
December 31, 2007	217	$16.69 to $17.01	$3,697	0.67%	0.50% to 0.75%	8.49% to 8.79%
December 31, 2006	211	$15.38 to $15.64	$3,300	0.68%	0.50% to 0.75%	11.71% to 12.04%
December 31, 2005	205	$13.77 to $13.96	$2,866	0.56%	0.50% to 0.75%	10.66% to 10.92%
December 31, 2004	204	$12.44 to $12.59	$2,563	0.76%	0.50% to 0.75%	9.03% to 9.38%
December 31, 2003	187	$11.41 to $11.51	$2,156	0.58%	0.50% to 0.75%	30.70% to 31.09%

	Prudential Flexible Managed Portfolio
December 31, 2007	101	$15.54 to $15.84	$1,593	2.04%	0.50% to 0.75%	5.54% to 5.84%
December 31, 2006	94	$14.72 to $14.97	$1,409	1.59%	0.50% to 0.75%	11.31% to 11.65%
December 31, 2005	96	$13.22 to $13.41	$1,290	1.72%	0.50% to 0.75%	3.34% to 3.65%
December 31, 2004	95	$12.79 to $12.94	$1,224	0.94%	0.50% to 0.75%	9.88% to 10.22%
December 31, 2003	83	$11.64 to $11.74	$975	1.64%	0.50% to 0.75%	22.91% to 23.19%

	Prudential Conservative Balanced Portfolio
December 31, 2007	60	$15.66 to $15.95	$947	2.80%	0.50% to 0.75%	5.37% to 5.59%
December 31, 2006	60	$14.86 to $15.11	$907	2.24%	0.50% to 0.75%	9.59% to 9.91%
December 31, 2005	66	$13.56 to $13.75	$907	2.29%	0.50% to 0.75%	2.67% to 2.94%
December 31, 2004	64	$13.21 to $13.36	$859	1.51%	0.50% to 0.75%	7.22% to 7.48%
December 31, 2003	56	$12.32 to $12.43	$693	2.29%	0.50% to 0.75%	17.89% to 18.27%

	Prudential High Yield Bond Portfolio
December 31, 2007	24	$15.08 to $15.19	$367	6.45%	0.50% to 0.75%	1.88% to 1.98%
December 31, 2006	18	$14.80 to $14.90	$263	7.65%	0.50% to 0.75%	9.42% to 9.57%
December 31, 2005	17	$13.53 to $13.71	$234	6.93%	0.50% to 0.75%	2.68% to 2.88%
December 31, 2004	21	$13.18 to $13.33	$282	7.02%	0.50% to 0.75%	9.47% to 9.80%
December 31, 2003	19	$12.04 to $12.14	$230	9.29%	0.50% to 0.75%	24.12% to 24.39%

	Prudential Stock Index Portfolio
December 31, 2007	353	$16.89 to $17.21	$6,057	1.29%	0.50% to 0.75%	4.30% to 4.56%
December 31, 2006	344	$16.19 to $16.46	$5,653	1.31%	0.50% to 0.75%	14.65% to 14.97%
December 31, 2005	325	$14.12 to $14.32	$4,642	1.19%	0.50% to 0.75%	3.75% to 4.04%
December 31, 2004	314	$13.61 to $13.76	$4,312	1.13%	0.50% to 0.75%	9.67% to 9.90%
December 31, 2003	281	$12.41 to $12.52	$3,519	1.17%	0.50% to 0.75%	27.15% to 27.49%

	Prudential Value Portfolio
December 31, 2007	120	$18.54 to $18.68	$2,226	1.63%	0.50% to 0.75%	2.44% to 2.54%
December 31, 2006	82	$18.10 to $18.22	$1,487	1.10%	0.50% to 0.75%	19.05% to 19.18%
December 31, 2005	120	$15.20 to $15.42	$1,836	1.36%	0.50% to 0.75%	15.76% to 16.11%
December 31, 2004	126	$13.13 to $13.28	$1,666	1.32%	0.50% to 0.75%	15.48% to 15.68%
December 31, 2003	123	$11.37 to $11.48	$1,403	1.59%	0.50% to 0.75%	27.04% to 27.41%

A21

Note 6:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest —Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest —Highest	Total Return*** Lowest —Highest
	Prudential Global Portfolio
December 31, 2007	44	$18.00 to $18.34	$796	0.72%	0.50% to 0.75%	9.69% to 9.96%
December 31, 2006	44	$16.41 to $16.68	$728	0.23%	0.50% to 0.75%	18.75% to 19.06%
December 31, 2005	42	$13.82 to $14.01	$587	0.18%	0.50% to 0.75%	15.21% to 15.48%
December 31, 2004	42	$12.00 to $12.13	$513	0.52%	0.50% to 0.75%	8.79% to 8.98%
December 31, 2003	37	$11.03 to $11.13	$409	0.37%	0.50% to 0.75%	33.05% to 33.45%

	Prudential Government Income Portfolio
December 31, 2007	66	$16.77 to $17.09	$1,117	4.42%	0.50% to 0.75%	4.92% to 5.20%
December 31, 2006	63	$15.98 to $16.25	$1,015	4.99%	0.50% to 0.75%	2.94% to 3.25%
December 31, 2005	65	$15.52 to $15.74	$1,017	4.87%	0.50% to 0.75%	1.73% to 2.01%
December 31, 2004	61	$15.26 to $15.43	$939	3.69%	0.50% to 0.75%	2.35% to 2.59%
December 31, 2003	57	$14.91 to $15.04	$857	3.66%	0.50% to 0.75%	1.71% to 1.97%

	Prudential Small Capitalization Stock Portfolio
December 31, 2007	96	$19.50 to $19.64	$1,885	0.61%	0.50% to 0.75%	-1.25% to -1.19%
December 31, 2006	106	$19.75 to $19.88	$2,101	0.36%	0.50% to 0.75%	13.83% to 13.95%
December 31, 2005	213	$17.35 to $17.59	$3,723	0.64%	0.50% to 0.75%	6.46% to 6.71%
December 31, 2004	190	$16.30 to $16.48	$3,121	0.61%	0.50% to 0.75%	21.19% to 21.35%
December 31, 2003	159	$13.45 to $13.58	$2,151	1.06%	0.50% to 0.75%	37.24% to 37.45%

	Prudential Jennison Portfolio
December 31, 2007	146	$15.90 to $16.20	$2,334	0.01%	0.50% to 0.75%	11.16% to 11.43%
December 31, 2006	178	$14.30 to $14.54	$2,555	0.17%	0.50% to 0.75%	1.00% to 1.30%
December 31, 2005	372	$14.16 to $14.35	$5,315	0.11%	0.50% to 0.75%	13.72% to 13.95%
December 31, 2004	343	$12.45 to $12.59	$4,298	0.06%	0.50% to 0.75%	8.83% to 9.10%
December 31, 2003	324	$11.44 to $11.54	$3,729	0.29%	0.50% to 0.75%	29.27% to 29.52%

	Prudential Jennison 20/20 Focus Portfolio
December 31, 2007	54	$17.18 to $17.31	$925	0.82%	0.50% to 0.75%	9.74% to 9.85%
December 31, 2006	12	$15.65 to $15.76	$194	0.38%	0.65% to 0.75%	13.24% to 13.41%
December 31, 2005	4	$13.82 to $13.90	$60	0.26%	0.65% to 0.75%	20.68% to 20.83%
December 31, 2004	2	$11.50 to $11.50	$25	0.10%	0.65% to 0.65%	15.12% to 15.12%
December 31, 2003	2	$9.99 to $ 9.99	$17	0.20%	0.65% to 0.65%	28.57% to 28.57%

	AIM V.I. Government Securities Fund
December 31, 2007	4	$14.51 to $14.67	$54	4.07%	0.50% to 0.75%	5.67% to 5.79%
December 31, 2006	4	$13.73 to $13.73	$57	3.24%	0.50% to 0.75%	2.87% to 2.87%
December 31, 2005	3	$13.27 to $13.46	$36	3.25%	0.50% to 0.75%	0.88% to 1.16%
December 31, 2004	3	$13.15 to $13.31	$47	3.55%	0.50% to 0.75%	1.78% to 2.07%
December 31, 2003	3	$12.92 to $13.04	$43	1.26%	0.50% to 0.75%	0.31% to 0.62%

	AIM V.I. International Growth Fund
December 31, 2007	75	$14.55 to $14.66	$1,099	0.55%	0.50% to 0.75%	13.87% to 13.98%
December 31, 2006	20	$12.78 to $12.86	$258	1.33%	0.65% to 0.75%	27.30% to 27.39%
December 31, 2005	12	$10.04 to $10.10	$125	0.70%	0.65% to 0.75%	17.06% to 17.22%
December 31, 2004	13	$8.58 to $ 8.62	$107	1.14%	0.65% to 0.75%	23.10% to 23.32%
December 31, 2003	3	$6.97 to $ 6.99	$24	0.64%	0.65% to 0.75%	28.13% to 28.26%

	AllianceBernstein Growth & Income Portfolio
December 31, 2007	122	$14.77 to $14.88	$1,818	1.40%	0.50% to 0.75%	4.36% to 4.45%
December 31, 2006	152	$14.15 to $14.25	$2,165	1.59%	0.50% to 0.75%	16.39% to 16.56%
December 31, 2005	287	$12.16 to $12.33	$3,525	1.47%	0.50% to 0.75%	4.11% to 4.37%
December 31, 2004	283	$11.68 to $11.81	$3,329	0.84%	0.50% to 0.75%	10.61% to 10.89%
December 31, 2003	244	$10.56 to $10.65	$2,586	1.02%	0.50% to 0.75%	31.48% to 31.68%

	AllianceBernstein Large Cap Growth Portfolio
December 31, 2007	123	$8.07 to $ 8.13	$993	0.00%	0.50% to 0.75%	13.10% to 13.20%
December 31, 2006	191	$7.14 to $ 7.18	$1,367	0.00%	0.50% to 0.75%	-1.12% to -1.12%
December 31, 2005	579	$7.22 to $ 7.32	$4,223	0.00%	0.50% to 0.75%	14.28% to 14.54%
December 31, 2004	589	$6.32 to $ 6.39	$3,754	0.00%	0.50% to 0.75%	7.85% to 8.12%
December 31, 2003	594	$5.86 to $ 5.91	$3,501	0.00%	0.50% to 0.75%	22.76% to 22.87%

A22

Note 6:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest — Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest	Total Return*** Lowest — Highest
	AllianceBernstein Small Cap Growth Portfolio
December 31, 2007	5	$13.15 to $13.25	$66	0.00%	0.50% to 0.75%	13.23% to 13.34%
December 31, 2006	5	$11.61 to $11.69	$58	0.00%	0.50% to 0.75%	9.83% to 9.97%
December 31, 2005	4	$10.57 to $10.72	$39	0.00%	0.50% to 0.75%	4.44% to 4.72%
December 31, 2004	2	$10.12 to $10.24	$18	0.00%	0.50% to 0.75%	13.71% to 14.03%
December 31, 2003	3	$8.90 to $ 8.98	$23	0.00%	0.50% to 0.75%	47.84% to 48.18%

	American Century VP Income & Growth Fund
December 31, 2007	35	$11.67 to $11.76	$416	1.87%	0.50% to 0.75%	-0.82% to -0.71%
December 31, 2006	39	$11.77 to $11.84	$462	1.80%	0.50% to 0.75%	16.25% to 16.29%
December 31, 2005	51	$10.12 to $10.27	$524	1.87%	0.50% to 0.75%	3.80% to 4.14%
December 31, 2004	46	$9.75 to $ 9.86	$455	1.22%	0.50% to 0.75%	12.20% to 12.43%
December 31, 2003	41	$8.69 to $ 8.77	$357	1.04%	0.50% to 0.75%	28.36% to 28.78%

	Davis Value Portfolio
December 31, 2007	55	$13.89 to $13.99	$759	1.12%	0.50% to 0.75%	3.87% to 3.94%
December 31, 2006	53	$13.37 to $13.46	$708	0.57%	0.50% to 0.75%	14.12% to 14.25%
December 31, 2005	76	$11.72 to $11.88	$898	1.10%	0.50% to 0.75%	8.67% to 8.90%
December 31, 2004	64	$10.78 to $10.91	$696	0.96%	0.50% to 0.75%	11.48% to 11.78%
December 31, 2003	50	$9.67 to $ 9.76	$483	0.71%	0.50% to 0.75%	28.76% to 29.10%

	Dreyfus Socially Responsible Growth Fund
December 31, 2007	1	$7.77 to $ 7.83	$10	0.35%	0.50% to 0.75%	7.10% to 7.10%
December 31, 2006	0	$7.31 to $ 7.31	$4	0.00%	0.65% to 0.65%	8.39% to 8.39%
December 31, 2005	0	$6.74 to $ 6.74	$2	0.00%	0.65% to 0.65%	2.89% to 2.89%
December 31, 2004	0	$6.55 to $ 6.55	$1	0.85%	0.65% to 0.65%	5.48% to 5.48%
December 31, 2003	0	$6.21 to $ 6.21	$0	0.00%	0.65% to 0.65%	25.45% to 25.45%

	Franklin Small-Mid Cap Growth Securities Fund
December 31, 2007	217	$10.23 to $10.43	$2,241	0.00%	0.50% to 0.75%	10.65% to 10.98%
December 31, 2006	274	$9.25 to $ 9.40	$2,551	0.00%	0.50% to 0.75%	8.20% to 8.44%
December 31, 2005	608	$8.55 to $ 8.67	$5,245	0.00%	0.50% to 0.75%	4.31% to 4.58%
December 31, 2004	604	$8.20 to $ 8.29	$4,987	0.00%	0.50% to 0.75%	10.92% to 11.13%
December 31, 2003	574	$7.39 to $ 7.46	$4,270	0.00%	0.50% to 0.75%	36.60% to 36.88%

	Templeton Foreign Securities Fund
December 31, 2007	56	$16.31 to $16.62	$921	2.07%	0.50% to 0.75%	14.94% to 15.22%
December 31, 2006	52	$14.19 to $14.42	$745	1.45%	0.50% to 0.75%	20.79% to 21.05%
December 31, 2005	47	$11.75 to $11.91	$554	1.30%	0.50% to 0.75%	9.68% to 9.91%
December 31, 2004	30	$10.71 to $10.84	$320	1.16%	0.50% to 0.75%	17.95% to 18.34%
December 31, 2003	21	$9.08 to $ 9.16	$194	1.55%	0.50% to 0.75%	31.59% to 31.80%

	AIM V.I. Dynamics Fund
December 31, 2007	49	$9.77 to $ 9.85	$483	0.00%	0.50% to 0.75%	11.33% to 11.51%
December 31, 2006	62	$8.78 to $ 8.83	$544	0.00%	0.50% to 0.75%	15.31% to 15.32%
December 31, 2005	110	$7.61 to $ 7.72	$844	0.00%	0.50% to 0.75%	9.83% to 10.15%
December 31, 2004	126	$6.93 to $ 7.01	$878	0.00%	0.50% to 0.75%	12.50% to 12.88%
December 31, 2003	123	$6.16 to $ 6.21	$760	0.00%	0.50% to 0.75%	36.89% to 37.09%

	Janus Aspen Mid Cap Growth Portfolio
December 31, 2007	223	$8.31 to $ 8.47	$1,866	0.22%	0.50% to 0.75%	21.09% to 21.42%
December 31, 2006	218	$6.86 to $ 6.98	$1,507	0.00%	0.50% to 0.75%	12.73% to 13.11%
December 31, 2005	304	$6.09 to $ 6.17	$1,867	0.00%	0.50% to 0.75%	11.55% to 11.73%
December 31, 2004	317	$5.46 to $ 5.52	$1,744	0.00%	0.50% to 0.75%	19.74% to 20.00%
December 31, 2003	305	$4.56 to $ 4.60	$1,398	0.00%	0.50% to 0.75%	34.02% to 34.50%

	Janus Aspen Growth & Income Portfolio
December 31, 2007	247	$10.90 to $11.11	$2,709	2.22%	0.50% to 0.75%	7.93% to 8.22%
December 31, 2006	148	$10.10 to $10.27	$1,512	1.78%	0.50% to 0.75%	7.26% to 7.56%
December 31, 2005	128	$9.42 to $ 9.55	$1,212	0.70%	0.50% to 0.75%	11.54% to 11.80%
December 31, 2004	90	$8.45 to $ 8.54	$770	0.62%	0.50% to 0.75%	11.14% to 11.34%
December 31, 2003	86	$7.60 to $ 7.67	$657	1.01%	0.50% to 0.75%	22.78% to 23.11%

A23

Note 6:	Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value Lowest —Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest —Highest	Total Return*** Lowest —Highest
	Janus Aspen Worldwide Growth Portfolio
December 31, 2007	70	$8.49 to $8.66	$600	0.75%	0.50% to 0.75%	8.75% to 9.13%
December 31, 2006	79	$7.81 to $7.94	$627	0.00%	0.50% to 0.75%	17.37% to 17.76%
December 31, 2005	150	$6.65 to $6.74	$1,012	1.39%	0.50% to 0.75%	5.01% to 5.23%
December 31, 2004	151	$6.33 to $6.41	$967	0.97%	0.50% to 0.75%	3.94% to 4.40%
December 31, 2003	146	$6.09 to $6.14	$895	1.10%	0.50% to 0.75%	23.03% to 23.29%

	MFS Emerging Growth Series
December 31, 2007	27	$16.65 to $16.77	$444	-0.20%	0.50% to 0.75%	20.28% to 20.39%
December 31, 2006	54	$13.84 to $13.93	$747	0.00%	0.50% to 0.75%	7.07% to 7.19%
December 31, 2005	63	$12.93 to $13.11	$823	0.00%	0.50% to 0.75%	8.41% to 8.68%
December 31, 2004	64	$11.93 to $12.06	$770	0.00%	0.50% to 0.75%	12.12% to 12.40%
December 31, 2003	70	$10.64 to $10.73	$745	0.00%	0.50% to 0.75%	29.28% to 29.59%

	MFS Research Bond Series
December 31, 2007	15	$15.61 to $15.73	$235	3.06%	0.50% to 0.75%	3.42% to 3.54%
December 31, 2006	13	$15.09 to $15.19	$194	0.00%	0.65% to 0.75%	3.25% to 3.36%
December 31, 2005	12	$14.62 to $14.70	$170	4.92%	0.65% to 0.75%	0.79% to 0.88%
December 31, 2004	9	$14.51 to $14.57	$126	5.03%	0.65% to 0.75%	5.30% to 5.35%
December 31, 2003	8	$13.78 to $13.83	$106	4.60%	0.65% to 0.75%	8.50% to 8.64%

	MFS Investors Growth Stock Series
December 31, 2007	31	$8.37 to $ 8.47	$262	0.34%	0.50% to 0.75%	10.60% to 10.82%
December 31, 2006	25	$7.57 to $ 7.64	$192	0.00%	0.50% to 0.65%	6.91% to 7.00%
December 31, 2005	26	$7.08 to $ 7.14	$186	0.34%	0.50% to 0.65%	3.80% to 3.97%
December 31, 2004	20	$6.82 to $ 6.87	$136	0.00%	0.50% to 0.65%	8.43% to 8.70%
December 31, 2003	17	$6.29 to $ 6.32	$110	0.00%	0.50% to 0.65%	22.37% to 22.48%

	MFS Investors Trust Series
December 31, 2007	4	$11.53 to $11.61	$44	0.81%	0.50% to 0.75%	9.51% to 9.55%
December 31, 2006	4	$10.53 to $10.60	$38	0.48%	0.50% to 0.75%	12.17% to 12.29%
December 31, 2005	3	$9.39 to $ 9.52	$32	0.53%	0.50% to 0.75%	6.55% to 6.79%
December 31, 2004	3	$8.81 to $ 8.91	$26	0.59%	0.50% to 0.75%	10.54% to 10.68%
December 31, 2003	3	$7.97 to $ 8.05	$20	0.54%	0.50% to 0.75%	21.12% to 21.60%

	MFS Total Return Series
December 31, 2007	34	$14.00 to $14.10	$480	2.50%	0.50% to 0.75%	3.45% to 3.51%
December 31, 2006	39	$13.53 to $13.62	$531	2.43%	0.50% to 0.75%	11.04% to 11.16%
December 31, 2005	47	$12.19 to $12.36	$579	1.99%	0.50% to 0.75%	2.10% to 2.34%
December 31, 2004	40	$11.94 to $12.08	$475	1.51%	0.50% to 0.75%	10.45% to 10.83%
December 31, 2003	27	$10.81 to $10.90	$298	1.60%	0.50% to 0.75%	15.49% to 15.71%

	Credit Suisse Trust – Mid-Cap Core Portfolio
December 31, 2007	41	$11.33 to $11.54	$468	0.00%	0.50% to 0.75%	10.86% to 11.08%
December 31, 2006	38	$10.22 to $10.39	$388	0.00%	0.50% to 0.75%	1.14% to 1.40%
December 31, 2005	40	$10.10 to $10.25	$408	0.00%	0.50% to 0.75%	6.13% to 6.48%
December 31, 2004	31	$9.52 to $ 9.63	$303	0.00%	0.50% to 0.75%	12.26% to 12.63%
December 31, 2003	12	$8.48 to $ 8.55	$99	0.00%	0.50% to 0.75%	42.52% to 42.74%

	T. Rowe Price Equity Income Portfolio
December 31, 2007	50	$19.50 to $21.14	$1,050	1.34%	0.50% to 0.75%	2.51% to 2.60%
December 31, 2006	45	$19.61 to $20.53	$410	1.21%	0.50% to 0.75%	18.10% to 18.22%
December 31, 2005	19	$16.61 to $17.38	$331	2.17%	0.50% to 0.75%	3.18% to 3.39%

	PIMCO Variable Interest Trust Short-Term Portfolio (available February 23, 2005)
December 31, 2007	6	$10.94 to $11.02	$62	4.68%	0.50% to 0.75%	3.70% to 3.98%
December 31, 2006	4	$10.55 to $10.60	$43	4.38%	0.50% to 0.75%	0.00% to 3.77%
December 31, 2005	2	$10.21 to $10.21	$22	2.76%	0.50% to 0.50%	2.11% to 2.11%

	Delaware VIP Emerging Markets Series (available February 23, 2005)
December 31, 2007	130	$20.72 to $20.87	$2,713	1.40%	0.50% to 0.75%	37.80% to 38.16%
December 31, 2006	86	$15.04 to $15.11	$1,296	1.17%	0.50% to 0.75%	26.20% to 26.52%
December 31, 2005	63	$11.92 to $11.94	$749	0.02%	0.50% to 0.75%	18.98% to 19.18%

	AIM Core Equity Fund (available April 28, 2006)
December 31, 2007	17	$16.25 to $20.72	$266	1.01%	0.50% to 0.75%	7.34% to 7.39%
December 31, 2006	16	$14.42 to $15.13	$230	0.01%	0.50% to 0.75%	8.88% to 8.95%

A24

Note 6:	Financial Highlights (Continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the periods ended December 31, 2007, 2006, 2005, 2004 and 2003 or from the initial date units were issued in the subaccount, through the end of the reporting period. Dates represent the date of initial issuance of units that investment option.

Charges and Expenses

A daily charge at a maximum effective annual rate of 0.75% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for administrative expenses. Prudential may reduce this fee under Contracts, as to which due to economies of scale or other factors, administrative costs are reduced. A daily charge at an effective annual rate of 0.15% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts. The daily charge is assessed through a redemption in units.

(Payable to)/Receivable from The Prudential Insurance Company of America

At times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

Withdrawal Charge

A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment on contributions received from a roll-over, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units.

A25

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

The Prudential Discovery Premier Group Variable Contract Account

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Discovery Premier Group Variable Contract Account at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 21, 2008

A26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2007 and 2006 (in millions)

	2007	2006
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2007—$114,807; 2006—$116,477)	$116,608	$119,828
Trading account assets supporting insurance liabilities, at fair value	13,273	13,114
Other trading account assets, at fair value	1,210	1,168
Equity securities, available for sale, at fair value (cost: 2007—$5,016; 2006—$4,560)	5,594	5,411
Commercial loans	24,972	22,445
Policy loans	7,831	7,601
Other long-term investments	2,988	2,680
Short-term investments and other	3,227	4,044

Total investments	175,703	176,291

Cash and cash equivalents	4,742	5,597
Accrued investment income	1,640	1,676
Reinsurance recoverables	2,842	2,590
Deferred policy acquisition costs	6,687	6,129
Other assets	7,920	7,398
Due from parent and affiliates	4,267	3,539
Separate account assets	153,871	141,702

TOTAL ASSETS	$357,672	$344,922

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$75,069	$74,063
Policyholders’ account balances	68,190	65,719
Policyholders’ dividends	3,195	3,631
Reinsurance payables	3,072	2,452
Securities sold under agreements to repurchase	10,901	11,267
Cash collateral for loaned securities	5,511	6,931
Income taxes	2,460	1,958
Short-term debt	8,036	8,106
Long-term debt	4,641	4,113
Other liabilities	4,762	5,896
Due to parent and affiliates	799	2,564
Separate account liabilities	153,871	141,702

Total liabilities	340,507	328,402

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2007 and 2006)	2	2
Additional paid-in capital	14,743	14,646
Accumulated other comprehensive income (loss)	182	(65)
Retained earnings	2,238	1,937

Total stockholder’s equity	17,165	16,520

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$357,672	$344,922

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
REVENUES
Premiums	$8,873	$8,480	$8,129
Policy charges and fee income	2,139	1,800	1,799
Net investment income	9,806	9,380	8,875
Realized investment gains, net	449	285	797
Other income	1,180	968	563

Total revenues	22,447	20,913	20,163

BENEFITS AND EXPENSES
Policyholders’ benefits	10,445	10,020	9,408
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Dividends to policyholders	2,754	2,538	2,672
General and administrative expenses	4,006	3,424	3,313

Total benefits and expenses	20,230	18,620	17,668

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,217	2,293	2,495

Income taxes:
Current	362	326	(85)
Deferred	233	245	254

Total income tax expense	595	571	169

INCOME FROM CONTINUING OPERATIONS	1,622	1,722	2,326

Income (loss) from discontinued operations, net of taxes	35	75	(6)

NET INCOME	$1,657	$1,797	$2,320

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2004	$2	$14,604	$2,415	$(29)	$1,608	$18,600
Dividend to parent	—	—	(2,250)	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	(50)	(50)

Other comprehensive loss						(1,004)

Total comprehensive income						1,316

Balance, December 31, 2005	2	14,607	2,485	—	605	17,699
Dividend to parent	—	—	(2,345)	—	—	(2,345)
Capital contribution from parent	—	1	—	—	—	1
Long-term stock-based compensation program	—	38	—	—	—	38
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	—	(522)	(522)
Comprehensive income:
Net income	—	—	1,797	—	—	1,797
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	17	17
Change in net unrealized investment gains	—	—	—	—	(189)	(189)
Additional pension liability adjustment	—	—	—	—	24	24

Other comprehensive loss						(148)

Total comprehensive income						1,649

Balance, December 31, 2006	2	14,646	1,937	—	(65)	16,520
Dividend to parent	—	—	(1,297)	—	—	(1,297)
Purchase of fixed maturities from an affiliate		3	—	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	—	18
Long-term stock-based compensation program	—	76	—	—	—	76
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	—	(59)
Comprehensive income:
Net income	—	—	1,657	—	—	1,657
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	12	12
Change in net unrealized investment gains	—	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	—	508	508

Other comprehensive income	—	—	—	—	—	250
Total comprehensive income	—	—	—	—	—	1,907

Balance, December 31, 2007	$2	$14,743	$2,238	$—	$182	$17,165

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,657	$1,797	$2,320
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(449)	(285)	(797)
Policy charges and fee income	(662)	(473)	(609)
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Depreciation and amortization	51	70	166
Change in:
Deferred policy acquisition costs	(537)	(636)	(136)
Future policy benefits and other insurance liabilities	1,063	962	1,607
Trading account assets supporting insurance liabilities and other trading account assets	(219)	(340)	(973)
Income taxes	123	525	(611)
Due to/from parent and affiliates	(1,630)	1,859	(76)
Other, net	752	(227)	(610)

Cash flows from operating activities	3,174	5,890	2,556

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	81,816	83,667	71,797
Equity securities, available for sale	3,303	2,994	2,239
Commercial loans	4,371	3,714	4,010
Policy loans	778	748	786
Other long-term investments	562	960	668
Short-term investments	12,970	6,882	8,065
Payments for the purchase/origination of:
Fixed maturities, available for sale	(79,976)	(88,521)	(79,739)
Equity securities, available for sale	(3,298)	(3,034)	(2,551)
Commercial loans	(6,848)	(5,134)	(3,997)
Policy loans	(701)	(815)	(530)
Other long-term investments	(1,137)	(913)	(411)
Short-term investments	(12,179)	(7,682)	(8,070)
Acquisitions, net of cash acquired	(100)	724	—
Due to/from parent and affiliates	(862)	(504)	(256)
Other, net	(154)	(85)	—

Cash flows used in investing activities	(1,455)	(6,999)	(7,989)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	17,871	20,323	18,659
Policyholders’ account withdrawals	(17,824)	(19,741)	(18,402)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(1,786)	575	2,680
Net change in financing arrangements (maturities of 90 days or less)	(526)	220	5,046
Proceeds from the issuance of debt (maturities longer than 90 days)	3,072	3,826	1,006
Repayments of debt (maturities longer than 90 days)	(2,104)	(1,512)	(999)
Excess tax benefits from share-based payment arrangements	40	39	—
Dividend to parent	(1,297)	(2,345)	(2,250)
Other, net	(18)	—	(9)

Cash flows from (used in) financing activities	(2,572)	1,385	5,731

Effect of foreign exchange rate changes on cash balances	(2)	(10)	(16)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(855)	266	282
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,597	5,331	5,049

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,742	$5,597	$5,331

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$158	$(171)	$489

Interest paid	$901	$628	$422

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and pension and retirement-related services and administration.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, valuation of investments including derivatives, future policy benefits including guarantees, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Commercial loans originated and held for investment are carried at unpaid principal balances, net of an allowance for losses. Commercial loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in an operating joint venture, is included in “Net investment income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Adjustments to the costs of fixed maturities and equity securities for other-than-temporary impairments are also included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts the prospective future cash flows of the security and determines if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s market value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon those cash flows is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 11 for additional information about the Company’s reinsurance arrangements.

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).” DAC amortization is reflected in “General and administrative expenses.”

For traditional participating life insurance included in the Closed Block (See Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.90% at December 31, 2007 and gradually increases to 8.06% for periods after December 31, 2031, consistent with the assumptions used in funding the Closed Block. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. SOP 05-1 provided more definitive guidance regarding internal replacements and clarification on what constitutes substantial changes to a contract. See “New Accounting Pronouncements” for additional information.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets primarily consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired, receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), an operating joint venture. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years. The Company’s indirect investment in China Pacific Group, a Chinese insurance operation, was $633 million and $45 million as of December 31, 2007 and 2006, respectively, including unrealized market value increases, which are included in accumulated other comprehensive income, related to China Pacific Group’s initial public offering on the Shanghai Exchange in 2007. The Company recognized no after-tax equity earnings and received no dividends relating to this operating joint venture for the years ended December 31, 2007, 2006 and 2005. Other liabilities consist primarily of employee benefit liabilities and trade payables.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. See Note 7 for additional information regarding goodwill.

The Company offers various types of sales inducements. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company amortizes deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 9 for additional information regarding sales inducements.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life and health insurance products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 9.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

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Notes to Consolidated Financial Statements

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to FASB Interpretation (“FIN”) No. 39. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

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Notes to Consolidated Financial Statements

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company is currently assessing the impact of SFAS No. 141R on the Company’s consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. This statement is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company is currently assessing the impact of SFAS No. 160 on the Company’s consolidated financial position and results of operations.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not anticipated to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See Note 14 for the effects of this adoption as well as the related required disclosures.

SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company will adopt this guidance on December 31, 2008 and anticipates that the impact of changing from a September 30 measurement date to a December 31 measurement date will not have a material effect on the Company’s consolidated financial position.

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Notes to Consolidated Financial Statements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change current practices in determining fair value. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the staff of the SEC issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in SAB 108 express the staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. SAB 108 is effective for fiscal years ending after November 15, 2006. Since the Company’s method for quantifying financial statement misstatements already considered those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB 108 had no effect to the financial position or results of operations of the Company.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 15 for details regarding the adoption of this pronouncement.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets.” This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company’s consolidated financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

In June 2005, the EITF of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance was effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 did not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3. DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Real estate investments sold or held for sale (1)	$40	$97	$—
Canadian IWP and IH operations (2)	—	(10)	(31)
Healthcare operations (3)	14	29	22

Income (loss) from discontinued operations before income taxes	54	116	(9)
Income tax expense (benefit)	19	41	(3)

Income (loss) from discontinued operations, net of taxes	$35	$75	$(6)

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $90 million and $42 million, respectively, at December 31, 2007, and $186 million and $101 million, respectively, at December 31, 2006.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)	In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2007, 2006 and 2005. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4. ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA will retain the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 11.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,016	$826	$248	$5,594

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,359	$503	$43	$6,819
Obligations of U.S. states and their political subdivisions	704	51	1	754
Foreign government bonds	2,291	352	3	2,640
Corporate securities	69,685	2,985	588	72,082
Asset-backed securities	20,463	67	34	20,496
Commercial mortgage-backed securities	8,233	82	50	8,265
Residential mortgage-backed securities	8,742	71	41	8,772

Total fixed maturities, available for sale	$116,477	$4,111	$760	$119,828

Equity securities, available for sale	$4,560	$937	$86	$5,411

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2007, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$6,085	$6,109
Due after one year through five years	19,272	19,743
Due after five years through ten years	24,056	24,641
Due after ten years	27,077	28,575
Asset-backed securities	18,667	17,647
Commercial mortgage-backed securities	9,972	10,084
Residential mortgage-backed securities	9,678	9,809

Total	$114,807	$116,608

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$72,029	$73,457	$66,368
Proceeds from maturities/repayments	8,746	10,162	5,429
Gross investment gains from sales, prepayments and maturities	715	701	827
Gross investment losses from sales and maturities	(428)	(659)	(310)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(149)	$(52)	$(44)
Writedowns for impairments of equity securities	(35)	(25)	(11)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2007		2006
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$554	$554	$299	$299

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	23	23	122	122
Foreign government bonds	23	23	50	49
Corporate securities	7,526	7,490	7,825	7,656
Asset-backed securities	1,266	1,207	609	604
Commercial mortgage-backed securities	2,625	2,644	2,183	2,165
Residential mortgage-backed securities	1,148	1,136	1,933	1,905

Total fixed maturities	12,611	12,523	12,722	12,501
Equity securities	227	196	351	314

Total trading account assets supporting insurance liabilities	$13,392	$13,273	$13,372	$13,114

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $139 million, $58 million and $(204) million during the years ended December 31, 2007, 2006 and 2005 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2007		2006
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$5,144	20.5%	$4,541	20.1%
Retail stores	3,787	15.1%	3,185	14.1%
Residential properties	16	0.1%	18	0.1%
Apartment complexes	4,869	19.4%	4,540	20.2%
Industrial buildings	5,952	23.8%	5,384	23.9%
Agricultural properties	2,136	8.5%	1,944	8.6%
Other	3,152	12.6%	2,930	13.0%

Total collateralized loans	25,056	100.0%	22,542	100.0%

Valuation allowance	(84)		(97)

Total net collateralized loans	$24,972		$22,445

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25%) and New York (9%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2007	2006	2005
	(in millions)
Allowance for losses, beginning of year	$97	$94	$130
Release of allowance for losses	(13)	5	(7)
Charge-offs, net of recoveries	—	(2)	(29)

Allowance for losses, end of year	$84	$97	$94

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2007	2006
	(in millions)
Non-performing commercial loans with allowance for losses	$—	$7
Non-performing commercial loans with no allowance for losses	19	7
Allowance for losses, end of year	—	—

Net carrying value of non-performing commercial loans	$19	$14

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $17 million, $19 million and $131 million for 2007, 2006 and 2005, respectively. Net investment income recognized on these loans totaled $1 million, $3 million and $4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2007	2006
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$642	$497
Non real estate related	1,755	1,142

Total joint ventures and limited partnerships	2,397	1,639
Real estate held through direct ownership	—	92
Other	591	949

Total other long-term investments	$2,988	$2,680

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2007	2006
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$4,551	$2,440
Investments in securities	9,643	4,371
Cash and cash equivalents	158	134
Receivables	344	134
Property and equipment	—	66
Other assets(1)	180	61

Total assets	$14,876	$7,206

Borrowed funds-third party	$1,287	$138
Borrowed funds-Prudential Insurance	—	—
Payables	307	742
Other liabilities(2)	199	428

Total liabilities	1,793	1,308
Partners’ capital	13,083	5,898

Total liabilities and partners’ capital	$14,876	$7,206

Equity in partners’ capital included above	$2,201	$1,025
Equity in limited partnership interests not included above	347	330

Carrying value	$2,548	$1,355

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007	2006	2005
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$75	$10	$192
Income from securities investments	458	374	410
Income from other	7	27	17
Interest expense-third party	(39)	(11)	(8)
Depreciation	(1)	(14)	(9)
Management fees/salary expenses	(37)	(25)	(17)
Other expenses	(81)	(57)	(221)

Net earnings	$382	$304	$364

Equity in net earnings included above	82	52	121
Equity in net earnings of limited partnership interests not included above	38	61	99

Total equity in net earnings	$120	$113	$220

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale	$7,331	$7,054	$6,461
Equity securities, available for sale	215	200	175
Trading account assets	706	640	564
Commercial loans	1,504	1,432	1,449
Policy loans	455	437	422
Short-term investments and cash equivalents	431	440	271
Other long-term investments	254	247	296

Gross investment income	10,896	10,450	9,638
Less investment expenses	(1,090)	(1,070)	(763)

Net investment income	$9,806	$9,380	$8,875

Carrying value for non-income producing assets included in fixed maturities totaled $163 million at December 31, 2007. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2007.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities	$138	$(10)	$473
Equity securities	340	198	272
Commercial loans	1	(18)	(13)
Investment real estate	1	2	—
Joint ventures and limited partnerships	78	118	(5)
Derivatives	(117)	(38)	71
Other	8	33	(1)

Realized investment gains (losses), net	$449	$285	$797

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2004	$7,788	$(339)	$(1,811)	$(3,141)	$(862)	$1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	5,152	(163)	(1,654)	(2,302)	(364)	669
Net investment gains (losses) on investments arising during the period	(870)	—	—	—	313	(557)
Reclassification adjustment for (gains) losses included in net income	(218)	—	—	—	79	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,064	(131)	(1,343)	(1,865)	(245)	480
Net investment gains (losses) on investments arising during the period	(836)	—	—	—	280	(556)
Reclassification adjustment for (gains) losses included in net income	(485)	—	—	—	162	(323)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)

Balance, December 31, 2007	$2,740	$(104)	$(1,250)	$(1,048)	$(131)	$207

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2007	2006	2005
	(in millions)
Fixed maturities	$1,801	$3,351	$4,718
Equity securities	578	851	519
Derivatives designated as cash flow hedges(1)	(211)	(153)	(77)
Other investments	572	15	(8)

Net unrealized gains on investments	$2,740	$4,064	$5,152

(1)	See Note 19 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

	2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$2,470	$37	$202	$6	$2,672	$43
Obligations of U.S. states and their political subdivisions	5	—	249	1	254	1
Foreign government bonds	155	2	28	1	183	3
Corporate securities	12,305	191	10,473	397	22,778	588
Commercial mortgage-backed securities	1,947	11	1,459	39	3,406	50
Asset-backed securities	3,100	6	1,050	29	4,150	35
Residential mortgage-backed securities	1,236	7	1,318	33	2,554	40

Total	$21,218	$254	$14,779	$506	$35,997	$760

The gross unrealized losses at December 31, 2007 and 2006 are comprised of $1,857 million and $639 million related to investment grade securities and $324 million and $121 million related to below investment grade securities, respectively. At December 31, 2007, $346 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $7 million at December 31, 2006 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. At December 31, 2006, the $506 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248

	2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,358	$78	$117	$8	$1,475	$86

At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2006, $8 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

	2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

	2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$43	$3	$6	$—	$49	$3

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $353 million and $214 million at December 31, 2007 and 2006, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Variable Interest Entities

In the normal course of its activities, the Company may enter into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. In 2007, the Company sold one VIE for which it was the primary beneficiary. The table below reflects the carrying amount and balance sheet caption in which the assets of this VIE were reported. The liabilities of this VIE were included in “Other liabilities” and are also reflected in the table below. These liabilities primarily consisted of obligations under debt instruments issued by the VIE, that are non-recourse to the Company. The creditors of this VIE had recourse only to the assets of the VIE.

	At December 31,
	2007	2006
	(in millions)
Other long-term investments	$—	$61
Cash and cash equivalents	—	4
Other assets	—	4

Total assets of consolidated VIEs	$—	$69

Total liabilities of consolidated VIEs	$—	$43

In addition, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $8,535 million and $6,537 million at December 31, 2007 and 2006, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $44 million and $27 million at December 31, 2007 and 2006, respectively. These investments are reflected in “Fixed maturities, available for sale.”

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by third parties. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $908 million and $993 million at December 31, 2007 and 2006, respectively, which includes the fair value of the embedded derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2007	2006
	(in millions)
Fixed maturities available for sale	$15,829	$17,479
Trading account assets supporting insurance liabilities	527	374
Other trading account assets	483	803
Separate account assets	5,372	4,657

Total securities pledged	$22,211	$23,313

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $437 million and $474 million at December 31, 2007 and 2006, respectively, of which $437 million in 2007 and $232 million in 2006 had either been sold or repledged.

Assets of $10 million and $43 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $692 million and $697 million at December 31, 2007 and 2006, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Letter stock or other securities restricted as to sale amounted to $154 million and $0 million at December 31, 2007 and 2006, respectively.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$6,129	$5,462	$5,035
Capitalization of commissions, sales and issue expenses	954	854	733
Amortization	(417)	(219)	(597)
Change in unrealized investment gains and losses	27	32	176
Impact of adoption of SOP 05-1	(6)	—	—
Other (1)	—	—	115

Balance, end of year	$6,687	$6,129	$5,462

(1)	2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7. VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$898	$302	$327
Acquisitions	—	647	—
Amortization (1)	(173)	(95)	(70)
Interest (2)	49	44	45
Impact of adoption of SOP 05-1	(9)	—	—

Balance, end of year	$765	$898	$302

(1)	The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 7 and 18 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2007 were $493 million and $272 million related to Allstate and CIGNA, respectively.
(2)	The interest accrual rates vary by product. The interest rates were 5.48% and 8.00% for the VOBA related to Allstate and CIGNA, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2008	$95
2009	77
2010	64
2011	51
2012	41
2013 and thereafter	437

Total	$765

Goodwill

The changes in the book value of goodwill are as follows:

	2007	2006
	(in millions)
Balance, beginning of year	$619	$525
Acquisitions	—	97
Other (1)	1	(3)

Balance, end of year	$620	$619

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. There were no impairments recorded in 2007, 2006 or 2005.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2007			2006
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$136	$(6)	$130	$36	$(2)	$34
Other	14	(13)	1	14	(11)	3

Total	$150	$(19)	$131	$50	$(13)	$37

Amortization expense for other intangibles was $5 million for the years ended December 31, 2007 and 2006 and $4 million for the year ended December 31, 2005. Amortization expense for other intangibles is expected to be approximately $5 million in 2008, $11 million in 2009, $12 million in 2010 and 2011, and $13 million in 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2007	2006
	(in millions)
Life insurance	$55,068	$54,142
Individual and group annuities and supplementary contracts	15,140	15,384
Other contract liabilities	2,840	2,567

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	73,048	72,093

Unpaid claims and claim adjustment expenses	2,021	1,970

Total future policy benefits	$75,069	$74,063

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 17% and 20% of domestic individual life insurance in force at December 31, 2007 and 2006, respectively, and 87%, 89% and 90% of domestic individual life insurance premiums for 2007, 2006 and 2005, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 2.5% to 6%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,464 million and $2,658 million as of December 31, 2007 and 2006, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,160 million and $1,259 million as of December 31, 2007 and 2006, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2007	2006
	(in millions)
Individual annuities	$7,685	$8,166
Group annuities	18,293	18,220
Guaranteed investment contracts and guaranteed interest accounts	12,289	12,768
Funding agreements	11,453	8,784
Interest-sensitive life contracts	5,990	5,581
Dividend accumulations and other	12,480	12,200

Policyholders’ account balances	$68,190	$65,719

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2007 and 2006, are $8,535 million and $6,537 million, respectively, of medium-term notes liabilities of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.9% to 5.7%. Also included in funding agreements at December 31, 2007 and 2006, are $2,851 million and $1,880 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 8% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2007 and 2006, there were no gains or losses on transfers of assets from the general account to a separate account.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2007		December 31, 2006
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
	(dollars in millions)
Variable Annuity Contracts

Return of net deposits
Account value	$8,572	$47	$7,104	57
Net amount at risk	$7	$4	$3	5
Average attained age of contractholders	62 years	65 years	62 years	64 years

Minimum return or contract value
Account value	$24,511	$13,326	$25,984	$11,537
Net amount at risk	$1,768	$819	$2,026	$730
Average attained age of contractholders	64 years	61 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5 years	N/A	5 years

(1)	Includes income and withdrawal benefits as described herein.

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Variable Annuity Contracts
Market value adjusted annuities
Account value	$466	$469	$562	$566

	December 31, 2007	December 31, 2006
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$2,195	$2,070
General account value	$977	$782
Net amount at risk	$43,310	$41,160
Average attained age of contractholders	48 years	47 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2007	December 31, 2006
	(in millions)
Equity funds	$19,515	$21,073
Bond funds	2,583	2,758
Balanced funds	6,305	3,998
Money market funds	1,022	994
Other	814	817

Total	$30,239	$29,640

In addition to the amounts invested in separate account investment options above, $2,843 million at December 31, 2007 and $3,448 million at December 31, 2006 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivatives, along with any fees received or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

The Company, effective with the Allstate acquisition, began assuming the rights and obligations of Allstate’s guaranteed benefits features of variable annuity products, which include GMWB, GMAB and, beginning in 2007, GMIWB. The Company also assumes risk for the GMWB feature, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the Prudential Annuities Life Assurance Corporation, an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda (“Pruco Re”), an affiliated company. In addition, the Company also assumed the risk for the GMIWB feature via an automatic coinsurance agreement with Prudential Annuities Life Assurance Corporation, for certain contracts written by that company. This reinsurance arrangement was recaptured during 2007.

	GMDB	GMIB	GMAB/ GMWB/ GMIWB
	(in millions)
Balance at January 1, 2005	$46	$7	$—
Incurred guarantee benefits (1)	25	5	—
Paid guarantee benefits and other	(17)	—	—

Balance at December 31, 2005	54	12	—

Acquisition	—	—	2
Incurred guarantee benefits (1)	34	12	(11)
Paid guarantee benefits and other	(16)	—	—

Balance at December 31, 2006	72	24	(9)

Incurred guarantee benefits (1)	60	26	78
Paid guarantee benefits and other	(35)	—	2

Balance at December 31, 2007	$97	$50	$71

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The rider allows the policyholder to select a maturity period ranging from 8 to 20 years. For longer maturity periods, policyholders are given a stronger accumulation benefit. Two options are provided; each has a different asset allocation requirement. Guaranteed maturity values range from 100% to 250% of the initial deposit. The guaranteed amount is determined based on the maturity period and which of the two asset allocation models are selected. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time,a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2005	$120
Capitalization	52
Amortization	(18)

Balance at December 31, 2005	154

Capitalization	65
Amortization	(16)

Balance at December 31, 2006	203

Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)

Balance at December 31, 2007	$239

10. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $732 million and $483 million at December 31, 2007 and 2006, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $1.047 billion and $1.865 billion at December 31, 2007 and 2006, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2007 and 2006.

On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflects improved mortality as well as recent investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2007	2006
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,208	$50,705
Policyholders’ dividends payable	1,212	1,108
Policyholder dividend obligation	1,779	2,348
Policyholders’ account balances	5,555	5,562
Other Closed Block liabilities	10,649	10,800

Total Closed Block Liabilities	70,403	70,523

Closed Block Assets
Fixed maturities, available for sale, at fair value	45,459	46,707
Other trading account assets, at fair value	142	—
Equity securities, available for sale, at fair value	3,858	3,684
Commercial loans	7,353	6,794
Policy loans	5,395	5,415
Other long-term investments	1,311	922
Short-term investments	1,326	1,765

Total investments	64,844	65,287
Cash and cash equivalents	1,310	1,275
Accrued investment income	630	662
Other Closed Block assets	581	277

Total Closed Block Assets	67,365	67,501

Excess of reported Closed Block Liabilities over Closed Block Assets	3,038	3,022
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	1,006	1,844
Allocated to policyholder dividend obligation	(1,047)	(1,865)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,997	$3,001

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information regarding the policyholder dividend obligation is as follows:

	2007	2006
	(in millions)
Balance, January 1	$2,348	$2,628
Impact on income before gains allocable to policyholder dividend obligation	249	157
Change in unrealized investment gains	(818)	(437)

Balance, December 31	$1,779	$2,348

Closed Block revenues and benefits and expenses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
	(in millions)
Revenues
Premiums	$3,552	$3,599	$3,619
Net investment income	3,499	3,401	3,447
Realized investment gains (losses), net	584	490	624
Other income	51	50	50

Total Closed Block revenues	7,686	7,540	7,740

Benefits and Expenses
Policyholders’ benefits	4,021	3,967	3,993
Interest credited to policyholders’ account balances	139	139	137
Dividends to policyholders	2,731	2,518	2,653
General and administrative expenses	729	725	717

Total Closed Block benefits and expenses	7,620	7,349	7,500

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	66	191	240
Income tax expense	64	77	35

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	2	114	205
Income from discontinued operations, net of taxes	2	—	—

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$4	$114	$205

11. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, limit the maximum net loss potential arising from large risks and in acquiring and disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 9.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation and Prudential Seguros Mexico, S.A.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Direct premiums	$9,447	$9,204	$8,675
Reinsurance assumed	862	732	660
Reinsurance ceded	(1,436)	(1,456)	(1,206)

Premiums	$8,873	$8,480	$8,129

Policyholders’ benefits ceded	$(1,397)	$(1,373)	$(1,135)

“Premiums” includes affiliated reinsurance assumed of $847 million, $674 million and $586 million and affiliated reinsurance ceded of $(102) million, $(177) million and $(164) million for the years ended December 31, 2007, 2006 and 2005, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $125 million, $81 million and $70 million and affiliated reinsurance ceded of $(55) million, $(61) million and $(48) million for the years ended December 31, 2007, 2006, and 2005, respectively. Changes in reserves due to affiliated reinsurance were $520 million, $400 million and $325 million for the years ended December 31, 2007, 2006 and 2005, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $79 million, $74 million and $69 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Reinsurance recoverables at December 31, are as follows:

	2007	2006
	(in millions)
Individual and group annuities (1)	$1,413	$1,276
Life insurance	1,289	1,163
Other reinsurance	135	139

Total reinsurance recoverable	$2,837	$2,578

(1)	Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,377 million and $1,282 million at December 31, 2007 and 2006, respectively.

“Reinsurance recoverables” includes affiliated receivables of $831 million and $710 million at December 31, 2007 and 2006, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2007. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Deferred policy acquisition costs” includes affiliated amounts of $528 million and $400 million at December 31, 2007 and 2006, respectively.

“Reinsurance payables” includes affiliated payables of $1,607 million and $1,075 million at December 31, 2007 and 2006, respectively.

Additionally, “Due from parent and affiliates” includes zero million and $66 million of affiliated receivables at December 31, 2007 and 2006, respectively, and “Due to parent and affiliates” includes zero million and $1,821 million of affiliated payables at December 31, 2007 and 2006, respectively, for an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting. “Other income” includes losses of $48 million, $54 million and $6

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

million for the years ended December 31, 2007, 2006 and 2005, respectively, related to this agreement. During 2007 the assumed business under this agreement was recaptured resulting in an increase in paid-in capital of $18 million to the Company.

12. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2007	2006
	(in millions)
Commercial paper	$7,147	$7,254
Notes payable (1)	206	599
Current portion of long-term debt	683	253

Total short-term debt	$8,036	$8,106

(1)	Notes payable includes notes due to related parties of $15 million and $555 million at December 31, 2007 and 2006, respectively. The $15 million note payable at December 31, 2007 is a floating rate note maturing December 31, 2008. The related party notes payable at December 31, 2006 included $65 million and $40 million of floating rate notes that matured on March 31, 2007 and December 19, 2007, respectively. Payments on these floating rate loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from 12.7% to 23.1% in 2007 and 7.5% to 26.0% in 2006. The remaining $450 million of notes payable at December 31, 2006 matured on January 4, 2007 and bore an interest rate of 5.2%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.4% and 5.5% at December 31, 2007 and 2006, respectively.

At December 31, 2007, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2007 and 2006, a portion of commercial paper borrowings were supported by $2,500 million of the Company’s existing lines of credit. At December 31, 2007 and 2006, the weighted average maturity of commercial paper outstanding was 23 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2007	2006
			(in millions)
Fixed rate notes:
Fixed rate note subject to set-off arrangements	2009-2011	4.45%-5.11%	$—	$1,692
Surplus notes (1)	2014-2036	4.75%-8.30%	2,686	2,436
Other fixed rate notes	2008-2023	4.97%-7.30%	355	853
Floating rate notes:
Surplus notes (2)	2016-2052	(3)	1,600	600

Sub-total			4,641	5,581
Less assets under set-off arrangements (4)			—	1,468

Total long-term debt			$4,641	$4,113

(1)	Fixed rate surplus notes at December 31, 2007 and 2006 includes $2,242 million and $1,993 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2007 and 4.75% to 5.7% in 2006.
(2)	During 2007 and 2006, floating rate surplus notes of $150 million and $300 million, respectively, were issued to a related party with maturities ranging from 2016 to 2037. These notes were prepaid prior to December 31, 2007 and 2006, respectively. The interest rate on these notes ranged from 5.78% to 6.12% in 2007 and 5.72% to 5.88% in 2006.
(3)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 5.42% to 6.12% in 2007 and 5.63% to 5.88% in 2006.
(4)	Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, relating to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2007 and 2006, the Company was in compliance with all debt covenants.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2007 and 2006, the Company met these statutory capital requirements. At December 31, 2007 and 2006, $444 million and $693 million, respectively, of fixed rate surplus notes were outstanding, of which $250 million is reflected as short-term debt at December 31, 2006.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with a non-affiliate that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2007 and 2006, $1,100 million and $600 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments, that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. The derivative instruments discussed above also provide that in the event approval is not obtained to make interest or principal payments, the holder of the surplus notes may have the right to sell the surplus notes to Prudential Financial. As of December 31, 2007 and 2006, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to a non-affiliate. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative with an affiliate of one of the purchasers that will require Prudential Financial to make certain payments in the event of deterioration in the credit quality of the surplus notes. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $29 million for both years ended December 31, 2007 and 2006. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $722 million, $597 million and $366 million, for the years ended December 31, 2007, 2006 and 2005, respectively. Interest expense related to affiliated debt was $122 million for the year ended December 31, 2007. “Due to parent and affiliates” included $19 million associated with the affiliated long-term interest payable at December 31, 2007.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13. STOCK-BASED COMPENSATION

In 2007 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

On January 1, 2006 Prudential Financial adopted SFAS No. 123(R), which requires that the cost resulting from all share-based payments be recognized in the financial statements and requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees. Prudential Financial had previously adopted the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employees becomes retirement-eligible to apply the non-substantive vesting period approach to all share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). For awards granted prior to January 1, 2006 that specify an employee vests in the award upon retirement, the Company accounts for those awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2007, 2006 and 2005, include costs of $23 million, $21 million and $18 million, respectively, associated with employee stock options and $44 million, $40 million, and $29 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

14. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,069)	$(7,251)	$(2,459)	$(2,420)
Service cost	(128)	(123)	(12)	(10)
Interest cost	(400)	(389)	(136)	(128)
Plan participants’ contributions	—	—	(18)	(17)
Medicare Part D subsidy receipts	—	—	(10)	(11)
Amendments	(3)	(86)	69	(61)
Annuity purchase	2	4	—	—
Actuarial gains/(losses), net	175	311	136	(47)
Curtailments	—	—	—	—
Settlements	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(4)	(3)	—	—
Benefits paid	482	468	272	235
Foreign currency changes	—	—	(6)	—

Benefit obligation at end of period	$(6,945)	$(7,069)	$(2,164)	$(2,459)

Change in plan assets
Fair value of plan assets at beginning of period	$10,207	$9,816	$1,030	$996
Actual return on plan assets	1,026	826	192	117
Annuity purchase	(2)	(4)	—	—
Employer contributions	41	37	136	135
Plan participants’ contributions	—	—	18	17
Benefits paid	(482)	(468)	(272)	(235)
Effect of Section 420 transfer	(1,000)	—	1,000	—

Fair value of plan assets at end of period	$9,790	$10,207	$2,104	$1,030

Funded status
Funded status at end of period	$2,845	$3,138	$(60)	$(1,429)
Effects of fourth quarter activity	9	10	1	31

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,503	$3,784	$—	$—
Accrued benefit liability	(649)	(636)	(59)	(1,398)

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$3
Prior service cost	166	191	(88)	(25)
Net actuarial loss	28	491	172	422

Net amount not recognized	$194	$682	$86	$400

Accumulated benefit obligation	$(6,664)	$(6,800)	$(2,164)	$(2,459)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($652 million benefit obligation at December 31, 2007). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2007. As of December 31, 2007, the assets in these trusts had a carrying value of $90 million and are included in “Equity securities.”

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $658 million and zero million, respectively, at September 30, 2007 and $646 and zero million, respectively, at September 30, 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $582 million and zero million, respectively, at September 30, 2007 and $570 million and zero million, respectively, at September 30, 2006.

In 2007 and 2006, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $4 million, respectively. The approximate future annual benefit payment for all annuity contracts payable by Prudential Insurance was $26 million and $24 million as of December 31,2007 and 2006, respectively.

The benefit obligation for pension benefits increased by $2 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for pension benefits increased by $86 million in 2006 related to plan amendments, due primarily to a cost of living adjustment for retirees as well as the impact of changes as a result of the Pension Protection Act of 2006. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design. The benefit obligation for other postretirement benefits increased by $61 million in 2006 related to plan amendments, primarily a result of the impact of implementing a Retiree Medical Savings Account, which provides an account at retirement that may be used toward the cost of coverage for medical and dental benefits.

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position at December 31, 2006 was as follows:

	Pre-SFAS No. 158	Incremental effect of adopting SFAS No. 158	Post-SFAS No. 158
	(in millions)
Other assets	$7,841	$(443)	$7,398
Total assets	345,365	(443)	344,922

Income taxes	$2,355	$(397)	$1,958
Other liabilities	5,420	476	5,896
Total liabilities	328,323	79	328,402

Accumulated other comprehensive income (loss)	$457	$(522)	$(65)
Total stockholder’s equity	17,042	(522)	16,520

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Components of net periodic (benefit) cost
Service cost	$128	$123	$135	$12	$10	$11
Interest cost	400	389	387	136	128	142
Expected return on plan assets	(756)	(731)	(788)	(93)	(89)	(80)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	19	19	(6)	(10)	(5)
Amortization of actuarial (gain) loss, net	18	38	18	15	19	36
Settlements	—	—	—	—	—	2
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	4	3	10	—	—	—

Net periodic (benefit) cost	$(178)	$(159)	$(219)	$65	$59	$107

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2006	$—	$191	$491	$3	$(25)	$422
Amortization of transition obligation	—	—	—	(1)	—	—
Amortization of prior service cost	—	(28)	—	—	6	—
Amortization of actuarial (gain) loss, net	—	—	(18)	—	—	(15)
Deferrals for the period	—	3	(445)	—	(69)	(235)
Impact of foreign currency changes	—	—	—	—	—	—

Balance, December 31, 2007	$—	$166	$28	$2	$(88)	$172

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	28	(11)
Amortization of actuarial (gain) loss, net	16	1

Total	$44	$(9)

The assumptions as of September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	5.50%	5.75%	5.75%	5.50%	5.50%
Discount rate (end of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.00%	8.00%	8.50%	9.25%	9.25%	8.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.09-9.06%	5.44-10.00%
Health care cost trend rates (end of period)	—	—	—	5.00-8.75%	5.00-8.75%	5.09-9.06%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2007 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2007. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2008 is 7.75% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2007
(in millions)
One percentage point increase
Increase in total service and interest costs	$10
Increase in postretirement benefit obligation	139

One percentage point decrease
Decrease in total service and interest costs	$9
Decrease in postretirement benefit obligation	116

Pension and postretirement plan asset allocation as of September 30, 2007 and September 30, 2006, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2007	2006	2007	2006
Asset category
U.S. Stocks	13%	27%	41%	77%
International Stocks	0%	6%	6%	10%
Bonds	72%	52%	52%	9%
Short-term Investments	1%	0%	1%	2%
Real Estate	5%	6%	0%	2%
Other	9%	9%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2007 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2007		Postretirement Investment Policy Guidelines as of September 30, 2007
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	7%	22%	28%	53%
International Stocks	0%	5%	2%	9%
Bonds	65%	74%	0%	58%
Short-term Investments	1%	7%	0%	57%
Real Estate	0%	7%	0%	0%
Other	0%	10%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of September 30, 2007 or 2006 for either the pension or postretirement plans. Pension plan assets of $7,185 million and $8,162 million are included in the Company’s separate account assets and liabilities as of September 30, 2007 and 2006, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2008	$463	$208	$17
2009	458	207	18
2010	465	206	19
2011	471	203	19
2012	480	199	20
2013 - 2017	2,608	936	89

Total	$4,945	$1,959	$182

The Company anticipates that it will make cash contributions in 2008 of approximately $40 million to the pension plans and approximately $15 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2007 and 2006 was $47 million and $44 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $44 million and $44 million for the years ended December 31, 2007, 2006 and 2005, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Current tax expense (benefit)
U.S.	$320	$293	$(88)
State and local	3	1	(16)
Foreign	39	32	19

Total	362	326	(85)

Deferred tax expense (benefit)
U.S.	237	265	236
State and local	(1)	(1)	18
Foreign	(3)	(19)	—

Total	233	245	254

Total income tax expense on continuing operations	$595	$571	$169
Income tax expense (benefit) on discontinued operations	19	41	(3)
Income tax expense (benefit) reported in stockholders’ equity related to:
Other comprehensive income (loss)	185	(97)	(487)
Stock-based compensation programs	(44)	(39)	(17)
Cumulative effect of changes in accounting principles	(87)	—	—
Other	18	—	—

Total income taxes	$686	$476	$(338)

The Company’s actual income tax expense on continuing operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(in millions)
Expected federal income tax expense	$776	$803	$873
Non-taxable investment income	(176)	(194)	(160)
Completion of Internal Revenue Service examination for the years 1997 to 2001	—	—	(550)
Repatriation of foreign earnings	(2)	(18)	69
Change in valuation allowance	—	(1)	(22)
Other	(3)	(19)	(41)

Total income tax expense on continuing operations	$595	$571	$169

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2007	2006
	(in millions)
Deferred tax assets
Insurance reserves	$873	1,264
Policyholder dividends	407	597
Other	431	286

Deferred tax assets before valuation allowance	1,711	2,147
Valuation allowance	(1)	(1)

Deferred tax assets after valuation allowance	1,710	2,146

Deferred tax liabilities
Net unrealized investment gains	1,046	1,469
Deferred policy acquisition costs	1,426	1,216
Employee benefits	578	345
Other	80	121

Deferred tax liabilities	3,130	3,151

Net deferred tax liability	$(1,420)	$(1,005)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2007 and 2006, respectively, the Company had federal net operating and capital loss carryforwards of $190 million and $149 million, which expire between 2008 and 2022. At December 31, 2007 and 2006, the Company did not have any state operating or capital loss carryforwards for tax purposes.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2005, the Company determined that historical earnings of its Canadian operations were no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings was recognized in 2005. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. The Company had undistributed earnings of its Taiwan investment management subsidiary, where it assumes permanent reinvestment, of $32 million at December 31, 2005 for which deferred taxes had not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$386	$117	$503
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	—	(6)	(6)

Amount as of December 31, 2007	$386	$128	$514

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$75	$461

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $59 million in the consolidated statement of operations and recognized $136 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“Service”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes. The statute of limitations has closed for these tax years, however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the dividends received deduction is the primary component of the non-taxable investment income in recent years. The Company is responding to the Service’s request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S Treasury Department and the Service intends to address through new regulations the issues considered in the Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company’s 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between the Company’s filing of its federal income tax return and the Service’s completion of its examination of the return.

16. STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Net income	$1,657	$1,797	$2,320
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	12	17	13
Change in net unrealized investments gains (losses)(1)	(270)	(189)	(967)
Additional minimum pension liability adjustment	—	24	(50)
Change in pension and postretirement unrecognized net periodic benefit (cost)	508	—	—

Other comprehensive loss, net of tax expense (benefit) of $185, $(97), $(487)	250	(148)	(1,004)

Comprehensive income	$1,907	$1,649	$1,316

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2004	$54	$1,635	$(81)	$—	$1,608
Change in component during year (2)	13	(966)	(50)	—	(1,003)

Balance, December 31, 2005	67	669	(131)	—	605
Change in component during year	17	(189)	24	—	(148)
Impact of adoption of SFAS 158 (3)	—	—	107	(629)	(522)

Balance, December 31, 2006	84	480	—	(629)	(65)
Change in component during year (2)	12	(273)	—	508	247

Balance, December 31, 2007	$96	$207	$—	$(121)	$182

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2007 and 2005 includes the purchase of fixed maturities from an affiliate of $(3) million and $1 million, respectively.
(3)	See Note 14 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $5,021 million at December 31, 2007. There were applicable adjustments for unrealized gains of $1,582 million at December 31, 2007. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,981 million as of December 31, 2007) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($1,024 million for the year ended December 31, 2007). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $1,274 million, $444 million and $2,170 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,981 million and $5,973 million at December 31, 2007 and 2006, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17. RELATED PARTY TRANSACTIONS

Service Agreements — Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $505 million, $446 million and $466 million for the years ended December 31, 2007, 2006, and 2005, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $67 million, $71 million and $64 million for the years ended December 31, 2007, 2006 and 2005, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $172 million and $243 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $252 million, $239 million and $235 million in “Net investment income” and $90 million, $150 million and $88 million in “General and administrative expenses” for the years ended December 31, 2007, 2006 and 2005, respectively. “Due to parent and affiliates” includes $44 million and $42 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2007	2006
			(in millions)
U.S. Dollar floating rate notes (1)	2007-2008	4.80% -6.10%	$180	$105
U.S. Dollar fixed rate notes (2)	2007-2010	4.96% -5.47%	853	293
Japanese Yen fixed rate notes (3)	2008-2015	0.09% -2.17%	792	698

Total long-term notes receivable – affiliated (4)			1,825	1,096
Short-term notes receivable – affiliated (5)			2,255	2,120

Total notes receivable – affiliated			$4,080	$3,216

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $180 million and $75 million at December 31, 2007 and 2006, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $177 million and $169 million at December 31, 2007and 2006, respectively.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $662 million at December 31, 2007.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 5.36% at December 31, 2007 and 5.39% at December 31, 2006. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $14 million and $12 million at December 31, 2007 and 2006, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $169 million, $144 million and $75 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $110 million and $302 million, associated with these transactions at December 31, 2007 and 2006, respectively. Revenues related to this lending activity were $12 million, $18 million and $9 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales of Fixed Maturities between Affiliates

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $288 million and $556 million at December 31, 2007 and 2006, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $737 million and $683 million at December 31, 2007 and 2006, respectively.

Retail Medium Term Notes Program

The Company sells funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 8, “Policyholders’ account balances” include $2,851 million and $1,880 million related to these agreements at December 31, 2007 and 2006, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $50 million and $30 million related to these agreements at December 31, 2007 and 2006, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $126 million, $77 million and $41 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $45 million at December 31, 2007 and 2006, respectively. “Net investment income” includes $21 million, $3 million and zero million for the years ended December 31, 2007, 2006 and 2005, respectively, related to these ventures.

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Notes Receivable — Affiliated

The fair value of affiliated notes receivable is derived by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements.

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments, cash and cash equivalents, accrued investment income, restricted cash and securities, separate account assets and liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$24,972	$25,420	$22,445	$22,855
Policy loans	7,831	9,116	7,601	8,438
Notes receivable – affiliated	4,080	4,080	3,216	3,216
Investment contracts	56,121	56,256	53,401	53,509
Short-term and long-term debt	12,677	12,696	12,219	12,366

19. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Forward contracts are used by the Company to manage risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 9, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in our guarantees.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2007, 2006 and 2005 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2004	$(165)
Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	(77)
Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	(153)
Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	$(212)

It is anticipated that a pre-tax gain of approximately $24 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2008, offset by amounts pertaining to the hedged items. As of December 31, 2007, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 16 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were losses of $3 million in 2007, gains of $54 million in 2006 and gains of $10 million in 2005.

For the years ended December 31, 2007, 2006 and 2005, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties related to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2007, 2006 and 2005 was $62 million, $62 million and $76 million, respectively.

The following table presents, at December 31, 2007, the Company’s contractual maturities on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2008	$—	$85	$(22)
2009	67	75	(21)
2010	44	55	(9)
2011	14	45	(4)
2012	7	31	(4)
2013 and thereafter	4,509	77	(8)

Total	$4,641	$368	$(68)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $368 million in total non-cancelable operating leases and $68 million in total sub-lease income, $44 million and $51 million, respectively, has been accrued at December 31, 2007.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $2,092 million at December 31, 2007.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,616 million at December 31, 2007 reflecting commitments to purchase or fund investments, including $7,435 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist the investors in obtaining financing for the transaction on more beneficial terms. The vast majority of these guarantees relate to real estate investments held by the Company’s separate accounts and the Company’s maximum potential exposure under these guarantees was $2,538 million at December 31, 2007. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. These guarantees generally expire at various times over the next ten years. At December 31, 2007, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying securities become worthless, is $1,618 million at December 31, 2007. These credit derivatives generally have maturities of ten years or less.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain contracts include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2007, such contracts in force carried a total guaranteed value of $3,943 million.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2007, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among the Company, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that the Company conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting the Company’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and the Company moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

commercial bribery and conspiracy to commit malpractice claims and denied the motion with respect to other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing all of the state law claims without prejudice and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to the Company’s business.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In August 1999, a company employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and the Company. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and the Company filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

Stewart v. Prudential, et al., is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. In October 2007, the Mississippi Supreme Court reversed the trial court and dismissed the case. Plaintiffs filed a motion for reconsideration, which was denied.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America ( a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively, the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
February 27, 2008

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	The following financial statements are included in Part B:

1. Consolidated Financial Statement of The Prudential Insurance Company of America and its subsidiaries (Note 1)

2. Financial Statements of the Registrant for the fiscal year ended December 31, 2007 (Note 1)

(b)	Exhibits

1.	Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on November 9, 1999 establishing the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”). (Note 4, Exhibit 1)

2.	Not applicable.

3(a).	Distribution Agreement. (Note 4, Exhibit 3a)

3(b).	Broker-dealer sales agreement (Marketing Agreement). (Note 4, Exhibit 3b)

4(a).	Form of Group Annuity Contract. (Note 4, Exhibit 4a)

4(b).	Form of Group Annuity Contract Amendment. (Note 4, Exhibit 4b)

4(c).	Form of Group Annuity Contract Amendment DCA-GBP-2000. (Note 5, Exhibit 4c)

5(a).	Not applicable.

5(b).	Not applicable.

6(a).	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 6, Exhibit 3A)

6(b).	By-Laws of The Prudential Insurance Company of America, as amended as of September 10, 2002. (Note 2, Exhibit f(ii))

7.	Not applicable.

8.	Form of Participation Agreement. (Note 3, Exhibit 8a)

9.	Consent and opinion of John M. Ewing, Esq., Vice President and Corporate Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 1)

10(a).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

10(b).	Powers of Attorney for Frederic K. Becker, Gordon M.Bethune, W. Gaston Caperton, III, Richard J. Carbone, Gilbert F. Casellas, James G. Cullen, William H. Gray, III, Mark B. Grier, Jon F. Hanson, Constance J. Horner, Karl J. Krapek, Christine A. Poon, Peter B. Sayre, John R. Strangfeld, Jr., James A. Unruh. (Note 1)

11.	Not applicable.

12.	Not applicable.

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of The Prudential Variable Contract Account GI-2. See Exhibit (f)(ii).

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-06701, filed June 24, 1996, on behalf of the Pruco Life Flexible Premium Variable Annuity Account. See Exhibit 8(a).

(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000, on behalf of Registrant. See Exhibits 1, 3(a), 3(b), 4(a) and 4(b).

(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-95637, filed February 27, 2001, on behalf of Registrant. See Exhibit 4(c).

(Note 6)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005, on behalf of The Prudential Variable Contract Real Property Account. See Exhibit (3A).

Item 25. Directors and Officers of the Depositor

Directors of Prudential are listed below:

Name and Principal Business Address(*)	Position and Offices with Depositor
Frederic K. Becker	Director
Gordon M. Bethune	Director
W. Gaston Caperton III	Director
Gilbert F. Casellas	Director
James G. Cullen	Director
William H. Gray III	Director
Mark B. Grier	Director
Jon F. Hanson	Director
Constance J. Horner	Director
Karl J. Krapek	Director
Christine A. Poon	Director
John R. Strangfeld, Jr.	Director
James A. Unruh	Director

Principal Officers of Prudential are listed below:

Name and Principal Business Address(*)	Position and Offices with Depositor
Susan L. Blount	Senior Vice President and General Counsel

Richard J. Carbone	Executive Vice President and Chief Financial Officer

Kathleen M. Gibson	Vice President, Secretary and Corporate Governance Officer

Robert C. Golden	Executive Vice President
80 Livingston Ave.
Roseland, NJ 07068

Mark B. Grier	Vice Chairman

Bernard J. Jacob	Senior Vice President and Treasurer

Peter B. Sayre	Senior Vice President and Controller
231 Washington St.
Newark, NJ 07102

John R. Strangfeld, Jr.	Chief Executive Officer and President

Sharon C. Taylor	Senior Vice President

*	The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial (“Prudential Financial”). The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 27, 2008, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 27. Number of Contractholders

As of January 31, 2008, there were 7 contractholders of qualified Contracts and 1 contractholder of non-qualified Contracts, offered by the Registrant.

Item 28. Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden Strategic Value Fund, Jennison Value Fund, Dryden Stock Index Fund, Dryden Large-Cap Core Equity Fund, Jennison 20/20 Focus Fund, Jennison Blend Fund, Inc., Dryden US Equity Active Extension Fund, Jennison Select Growth Fund, Jennison Conservative Growth Fund, Jennison Growth Fund, Dryden Mid Cap Value Fund, Jennison Dryden Growth Allocation Fund, Jennison Mid Cap Growth Fund, Inc., Dryden Small Cap Value Fund, Dryden Small-Cap Core Equity Fund, Inc., Jennison Small Company Fund, Inc., Dryden Global Real Estate Fund, Inc., Jennison Natural Resources Fund, Inc., Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Utility Fund, Jennison Equity Income Fund, Jennison Equity Opportunity Fund, Dryden International Equity Fund, Dryden International Value Fund, Dryden Active Allocation Fund, JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund, Dryden Short-Term Corporate Bond Fund, Short-Term Bond Series, Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Total Return Bond Fund, Inc., Dryden High Yield Fund, Inc., The High Yield Income Fund, Inc., High Income Series, Dryden Municipal Bond Fund–Insured Series, Dryden National Municipals Fund, Inc., Dryden California Municipal Fund–California Income Series, Cash Accumulation Trust–Liquid Assets Fund, Taxable Money Market Series, Money Market Series, Dryden Tax-Free Money Fund, MoneyMart Assets, Inc., Institutional Money Market Series, and the Dryden Money Market Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Prudential Discovery Select Group Variable Contract Account and PRIAC Variable Contract Account A.

(b)	The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors. None of these persons has a position or office with the Registrant.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
Robert F. Gunia (1)	President

Mark R. Hastings (1)	Senior Vice President and Chief Compliance Officer

Charles F. Lowrey (2)	Executive Vice President

Christine C. Marcks (3)	Executive Vice President

Mark I. Salvacion (1)	Senior Vice President, Secretary
and Chief Legal Officer

Michael J. McQuade (1)	Senior Vice President, Comptroller
and Chief Financial Officer

Peter J. Boland (1)	Senior Vice President and Director
of Operations

(1)	Gateway Center Three, Newark, NJ 07102-4061

(2)	8 Campus Drive, Parsippany, NJ 07054

(3)	280 Trumbull Street, Hartford, CT 06103

(c)	Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission
Prudential Investment Management Services LLC	$236,785	$-0-	$-0-

Item 30. Location of Accounts and Records

All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

751 Broad Street

Newark, New Jersey 07102-3777

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, New Jersey 07102

The Prudential Insurance Company of America and

Prudential Investment Management, Inc.

56 North Livingston Avenue

Roseland, New Jersey 07088

The Prudential Insurance Company of America

c/o Prudential Investment

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, New Jersey 08830

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Item 31. Management Services

None.

Item 32. Undertakings

(a)	The Registrant undertakes to file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	The Registrant undertakes to include either (1) as part of any enrollment form to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.

403(b) ANNUITIES

The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1) - (4) thereof.

TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Premier Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occured since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly cause this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 29th day of April, 2008.

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

ATTEST:	/s/ John M. Ewing	BY:	/s/ James M. O’Connor
	JOHN M. EWING		JAMES M. O’CONNOR
	VICE PRESIDENT AND CORPORATE COUNSEL		VICE PRESIDENT, ACTUARIAL

SIGNATURES

SIGNATURE AND TITLE

*
JOHN R. STRANGFELD, JR.
PRESIDENT AND CHIEF EXECUTIVE OFFICER

*
RICHARD J. CARBONE
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

*
PETER B. SAYRE
SENIOR VICE PRESIDENT AND CONTROLLER

*
MARK B. GRIER
VICE CHAIRMAN

*
FREDERIC K. BECKER
DIRECTOR

*
GORDON M. BETHUNE
DIRECTOR

*
W. GASTON CAPERTON, III
DIRECTOR

*
GILBERT F. CASELLAS
DIRECTOR

*
JAMES G. CULLEN
DIRECTOR

*
WILLIAM H. GRAY III
DIRECTOR

*
JON F. HANSON
DIRECTOR

*
CONSTANCE J. HORNER
DIRECTOR

*
KARL J. KRAPEK
DIRECTOR

*
CHRISTINE A. POON
DIRECTOR

*
JAMES A. UNRUH
DIRECTOR

	*By:	/s/ JOHN M. EWING
JOHN M. EWING
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

9	Consent and Opinion of John M. Ewing, Vice President and Corporate Counsel, Law Department of The Prudential Insurance Company of America, as to the legality of the securities being registered.

10(a)	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

10(b)	Powers of Attorney for Frederic K. Becker, Gordon M.Bethune, W. Gaston Caperton, III, Richard Carbone, Gilbert F. Casellas, James G. Cullen, William H. Gray, III, Mark B. Grier, Jon F. Hanson, Constance J. Horner, Karl J. Krapek, Christine A. Poon, Peter B. Sayre, John R. Strangfeld, Jr., James A. Unruh.